UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Delcath Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED OCTOBER 21, 2020

1633 Broadway, Suite 22C

New York, New York 10019

To the Stockholders of Delcath Systems, Inc.:

You are cordially invited to attend our annual meeting of stockholders to be held at 10:00 a.m. Eastern Time, on Monday, November 23, 2020 in virtual format.

Due to the coronavirus, or COVID-19, pandemic, for the safety of all of our stockholders, and taking into account current federal, state and local guidance, we have determined that the annual meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet at https://web.lumiagm.com/233707452.

Information regarding each of the matters to be voted on at the virtual annual meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Our Board of Directors recommends that you vote “for” each of the proposals to be presented at the meeting.

Whether or not you plan to attend the virtual annual meeting, we urge you to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible. If you later decide to attend the virtual annual meeting or change your vote, you may withdraw your proxy and vote via the Internet, by telephone or at the virtual annual meeting.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the virtual annual meeting, it is important that your shares be represented and voted.

We thank you for your continued support of Delcath Systems, Inc.

Very truly yours,

Gerard Michel
Chief Executive Officer

1633 Broadway, Suite 22C

New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 23, 2020

To the Stockholders of Delcath Systems, Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern Time on November 23, 2020 in a virtual format only for the purpose of considering and taking action on the following proposals:

(1)

to elect the two Class II nominees named in the accompanying proxy statement as Class II directors for a term expiring at the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified;

(2)

to approve an amendment to the Company’s amended and restated certificate of incorporation to reduce the total number of authorized shares of the Company’s common stock, $0.01 par value, from 1,000,000,000 shares to 40,000,000 shares;

(3)	to approve the Company’s 2020 Omnibus Equity Incentive Plan;

(4)

to ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;

(5)	to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement; and

(6)	to transact such other business as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board is not aware of any other business to come before the 2020 Annual Meeting.

Our Board has fixed the close of business on October 8, 2020 as the record date for determining those stockholders who are entitled to notice of and to vote at the 2020 Annual Meeting or any adjournment or postponement of our 2020 Annual Meeting.

Due to the coronavirus, or COVID-19, pandemic, for the safety of all of our stockholders, and taking into account current federal, state and local guidance, we have determined that the annual meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet at https://web.lumiagm.com/233707452.

Your vote is important. Whether or not you plan to attend the virtual annual meeting, please submit a proxy as promptly as possible by using the internet or the designated toll-free telephone number, or by signing, dating and returning by mail the proxy card in the return envelope provided.

On or about [November [    ]], 2020, we will commence mailing this proxy statement.

By order of the Board

New York, New York	Roger G. Stoll	Gerard Michel
November [ ], 2020	Chair of the Board	Chief Executive Officer

DELCATH SYSTEMS, INC.

PROXY STATEMENT

1633 Broadway, Suite 22C

New York, New York 10019

PROXY STATEMENT

INFORMATION ABOUT THE 2020 ANNUAL MEETING AND VOTING

The enclosed proxy is solicited by the Board of Directors of Delcath Systems, Inc. (“Delcath,” “we,” “our,” “us” or “the Company”) to be voted at our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held at 10:00 a.m. Eastern Time on November 23, 2020 in a virtual meeting format only at www. voteproxy.com.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to Be Held on November 23, 2020

A copy of this Proxy Statement and the proxy card are available at:

http://www.astproxyportal.com/ast/23105

Purpose of the 2020 Annual Meeting.

To consider and vote on the following proposals:

(1)   to elect the two Class II nominees named in this proxy statement as Class II directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified;

(2)   to approve an amendment to the Company’s amended and restated certificate of incorporation to reduce the total number of authorized shares of the Company’s common stock, $0.01 par value, from 1,000,000,000 shares to 40,000,000 shares;

(3)   to approve the Company’s 2020 Omnibus Equity Incentive Plan (the “2020 Plan”);

(4)   to ratify the selection, by the Audit Committee of our Board of Directors (our “Board”), of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;

(5)   to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; and

(6)   to transact such other business as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

Stockholders entitled to vote.

Only stockholders of record at the close of business on October 8, 2020 are entitled to notice of and to vote at the 2020 Annual Meeting. At the close of business on October 8, 2020, there were 4,070,261 shares of our common stock, $0.01 par value per share (the “Common Stock”), 17,956 shares of our Series E Convertible Preferred Stock, $0.01 par value per share, and 3,518 shares of our Series E-1 Convertible Preferred Stock issued, outstanding and entitled to vote.

Beneficial Ownership Limitation: The voting of the Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock is limited as follows: the certificate of designations provide that the Company shall not effect any conversion of the Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock, and a holder of such shares shall not have the right to convert any portion of the Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock, to the extent that, after giving effect to the conversion, the holder (together with its affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) (such persons, “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the certificate of designations (including, without limitation, the and Series E-1 Convertible Preferred Stock Series E-1 Convertible Preferred Stock and related warrants), beneficially owned by such holder or any of its affiliates or Attribution Parties. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the Beneficial Ownership Limitation applies, the determination of whether the Series E Convertible Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series E Convertible Preferred Stock are convertible shall be in the sole discretion of such holder, and the submission of a notice of conversion to the Company shall be deemed to be such holder’s determination of whether the shares of Series E Convertible Preferred Stock may be converted (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and how many shares of the Series E Convertible Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock to such holder, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series E Convertible Preferred Stock held by the applicable holder. A holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation applicable to its Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock held by the holder. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such holder and no other holder.

Number of votes.	Holders of Common Stock have one vote for each share of Common Stock held and holders of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock are entitled to vote with the holders of shares of Common Stock, and not as a separate class, on an as-converted basis. As of the October 8, 2020 record date there are 4,070,261 shares of our Common Stock, 17,956 shares of our Series E Convertible Preferred Stock, $0.01 par value per share, and 3,518 shares of our Series E-1 Convertible Preferred Stock issued and outstanding. The shares of Series E Convertible Preferred Stock are convertible into an aggregate of 1,795,601 shares of Common Stock and the shares of Series E-1 Convertible Preferred Stock are convertible into an aggregate of 351,783 shares of Common Stock, amounting to an aggregate of 2,147,384 shares of Common Stock. The aggregate number of shares entitled to vote, including all Common Stock and Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock on an as converted basis, after taking into account beneficial ownership limitations pursuant to the terms of the Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock set forth in the respective certificates of designation, is 4,516,325 shares.

Attending the virtual meeting.

If you were a stockholder on the October 8, 2020 record date, you can attend the 2020 Annual Meeting virtually by accessing https://web.lumiagm.com/233707452, clicking “I have a login,” entering the control number found on the proxy card that you previously received, then entering the meeting password “delcath2020”. If you have misplaced your 11-digit control number, please call American Stock Transfer and Trust Company LLC at 1-800-937-5449 or (718) 921-8124.

If your shares are held in “street name” through a broker, bank or other nominee, you must register in advance to attend the virtual meeting. To register, obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, proof of your share ownership on the October 8, 2020 record date, and your name and email address to American Stock Transfer and Trust Company LLC to receive an 11-digit control number that may be used to access the virtual meeting site. Any control number that was previously provided with your proxy materials, likely a 16-digit number, will not provide access to the virtual meeting site. Requests for registration should be labeled as “Legal Proxy” and must be received no later than 5:00 p.m., Eastern Time, on November 22, 2020. Submit your registration request and supporting documentation by: (1) email to proxy@astfinancial.com; (2) facsimile to 718-765-8730, or (3) mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15 Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and you are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from American Stock Transfer and Trust Company, please follow the steps set forth above for registered stockholders to attend the virtual meeting.

Quorum.

The presence in person or by proxy by holders of a majority of the shares of the Company’s Common Stock and preferred stock (on an as converted to Common Stock basis) issued and outstanding as of the close of business on October 8, 2020, the record date, will constitute a quorum for purposes of voting at the 2020 Annual Meeting. As of the record date, there were 4,070,261 shares of Common Stock outstanding and there were 2,147,384 shares of common stock equivalents associated with the outstanding Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock on an as converted basis, for a total of 6,217,645 shares and share equivalents. Accordingly, 3,108,824 shares of our Common Stock or Series E Convertible Preferred Stock and/or Series E-1 Convertible Preferred Stock (on an as converted to Common Stock basis) issued and outstanding must be present in person or by proxy for a quorum to exist.

If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Similarly, “broker non-votes” (described below) will be counted in determining whether there is a quorum.

Non-routine proposals; broker non-votes.

Your bank, broker or other nominee will have discretionary authority to vote your shares with respect to “routine” proposals, but not with respect to “non-routine” proposals. It is therefore critical that you personally vote on the non-routine proposals.

•  Routine proposals. Proposals 2 (approve amendment of certificate of incorporation to reduce authorized shares) and 5 (ratification of the appointment of our independent registered public accounting firm) are routine proposals and may be voted upon by your bank, broker or other nominee if you do not submit voting instructions.

•  Non-routine proposals. Proposals 1 (election of Class II nominees), 3 (adoption of 2020 Omnibus Equity Incentive Plan) and 4 (non-binding advisory vote on executive compensation) are non-routine proposals and may not be voted upon by your bank, broker or other nominee if you do not submit voting instructions.

Vote required; treatment of abstentions and broker non-votes.

Assuming the presence of a quorum:

Proposal 1: With respect to the election of two Class II directors to hold office until the 2023 Annual Meeting of Stockholders, the nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy and entitled to vote on such matter shall be elected as directors.

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum on the election of directors but will have no other effect. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting or represented by proxy where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions and “broker non-votes” will not be counted toward such nominee’s achievement of plurality.

Proposal 2: The approval of a majority of our shares issued and outstanding is required for approval of the amendment of our amended and restated certificate of incorporation, as amended, to reduce the number of authorized shares of common stock, $0.01 par value, from 1,000,000,000 to 40,000,000.

With respect to Proposal 2, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting, it will have the same effect as a vote “AGAINST” such proposal. If you just sign and submit your proxy card without marking your voting instructions, your shares will be voted “FOR” such proposal by the proxies. Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the ratification. If you just sign and submit your proxy card without marking your voting instructions, your shares will be voted “FOR” the proposal.

Proposals 3, 4, and 5: The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required for the approval of (i) on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in this proxy statement, (ii) the 2020 Plan and (iii) the ratification of the selection of Marcum, LLP as our independent registered accounting firm for the fiscal year ending December 31, 2020.

With respect to Proposals 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting, it will have no effect on the voting of the proposal. If you just sign and submit your proxy card without marking your voting instructions, your shares will be voted “FOR” such proposals by the proxies.

With respect to Proposal 5, you may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of Marcum, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2020. If you abstain from voting on this proposal it will have no effect on the voting of the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the ratification. If you just sign and submit your proxy card without marking your voting instructions, your shares will be voted “FOR” the resolution ratifying Marcum, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2020.

Voting of proxies.	Our Board recommends a vote “FOR” all of the Proposals. Your shares will be voted in accordance with the instructions contained in your signed proxy card. If you return a signed proxy card without giving specific voting instructions with respect to each Proposal, proxies will be voted in favor of the Board’s recommendations with respect to the Proposals as set forth in this Proxy Statement.

How to revoke your proxy.

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of our common stock or preferred stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by telephone, the Internet or mail) or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the virtual annual meeting on November 23, 2020. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy and vote your shares online during the virtual annual meeting; however, simply attending the 2020 Annual Meeting in virtual format without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your broker/custodian another valid voting instruction (whether by telephone, the Internet or mail) or a signed letter of revocation. Please contact your bank, broker or other nominee for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Please note that your attendance at the virtual annual meeting in and of itself will not be sufficient to revoke your proxy.

Expenses and solicitation.	We will bear the cost for the solicitation of proxies, including printing and mailing costs. In addition to the solicitation of proxies by mail and by the proxy solicitor, proxies may also be solicited personally by directors, officers and employees of Delcath, without additional compensation to these individuals. Delcath may request banks, brokers and other firms holding shares in their names that are beneficially owned by others to send proxy materials and obtain proxies from such beneficial owners, and will reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

Other matters.	We are not aware of any matters to be presented at the 2020 Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the 2020 Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the 2020 Annual Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting as well unless you have subsequently revoked your proxy.

Vote results.	We will report the results of the voting in a Current Report on Form 8-K within four business days after the 2020 Annual Meeting.

Who should I call if I have additional questions?	If you hold your shares directly, please call Delcath’s transfer agent, American Stock Transfer and Trust Company, LLC at 1-800-937-5449. If your shares are held in street name, please contact the telephone number provided on your proxy card or contact your bank, broker or other nominee the holder of your shares directly.

PROPOSAL 1: ELECTION OF TWO CLASS II DIRECTORS

Our certificate of incorporation and bylaws, each as currently amended and in effect, state that our Board will consist of a number of directors that will be fixed exclusively by the Board from time to time in accordance with the bylaws of the Company. Our board has fixed the number of directors comprising the Board of Directors at six members. Each director holds office until his or her successor is duly elected and qualified or until his or her death, incapacity, resignation or removal. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office. Our certificate of incorporation also provides that our Board is divided into three classes of directors, with the classes as nearly equal in number as possible. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and bylaws, our current Class II directors, if elected, will serve until the 2023 Annual Meeting of Stockholders; our current Class I directors will serve until the 2022 Annual Meeting of Stockholders; and our current Class III directors will serve until the 2021 Annual Meeting of Stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board among the three classes as equally as possible.

Our Board has nominated Elizabeth Czerepak and John Sylvester for election as Class II directors at the 2020 Annual Meeting, to serve until the 2023 Annual Meeting of Stockholders.

Both of the nominees are presently directors, and both have indicated a willingness to continue to serve as director, if elected. If a nominee becomes unable or unwilling to serve, proxies may be voted for substitute nominees selected by our Board.

Nominees for Election as Class II Directors

Name	Age	Position with Delcath	Director Since
Elizabeth Czerepak	65	Director	2020(1)
John Sylvester	56	Director	2019(2)

(1) Ms. Czerepak was appointed as a director on February 14, 2020 to fill a vacancy on our Board.

(2) Mr. Sylvester was appointed as a director on July 24, 2019 to fill a vacancy on our Board.

Biographical information, including principal occupation and business experience during the last five years, for our director nominees is set forth below.

Elizabeth Czerepak was appointed as a director of the Company in February 2020. Ms. Czerepak serves as Chief Financial Officer at BeyondSpring Inc. (NASDAQ:BYSI), a global biopharmaceutical company focused on developing innovative immuno-oncology cancer therapies. Prior to that, she served as the Chief Financial Officer and Chief Business Officer of Genevant Sciences, Inc. Prior experience includes CFO roles at other biotechnology companies including Altimmune, Inc., Isarna Therapeutics, and Cancer Genetics where she played a key role in achieving Altimmune’s public listing through reverse merger and Cancer Genetics’ IPO and subsequent uplisting to Nasdaq. She also has extensive experience in biotech venture capital investment as a Managing Director at JP Morgan/Bear Stearns, where she led investments in 13 biotechs, with a key role in raising hundreds of millions in private financings and achieving exits through IPOs and acquisitions. Elizabeth began her career serving in senior and executive level positions for 18 years at BASF (Knoll) Pharmaceuticals, Hoffmann-La Roche, and Merck & Co. Her major pharma executive level experience includes M&A, licensing, business development and finance. She received a B.A., magna cum laude in Spanish and Mathematics Education from Marshall University and an MBA from Rutgers University.

We believe that Ms. Czerepak’s extensive experience as a senior finance executive of publicly traded biopharmaceutical companies qualifies her to serve on our Board of Directors.

John R Sylvester was appointed as a director of the Company in July 2019. He is currently serving as CEO of Curium Pharma’s SPECT and International businesses. Prior to that he served as Chief Commercial Officer of BTG plc, which he joined in 2011 and had roles leading both their Interventional Oncology and Interventional Vascular businesses as well as a period as Chief Development Officer accountable for Strategy, M&A and Market access. This culminated in an exit to Boston Scientific for $4.2 billion. Prior to BTG, John was Managing Director of

Biocompatibles plc, building their Interventional Oncology business which led to a successful exit to BTG for £166.0 million. John joined Biocompatibles following a period as the Vice President of Marketing for Baxter Healthcare’s $750.0 million European Medication Delivery business based in Brussels then Zurich accountable for six strategic business units incorporating drugs, devices and drug device combinations. Before this, John held a number of senior commercial roles in the industrial sector. Immediately prior to Baxter Healthcare, John was the General Manager of a Minerals company with $4.0 billion of assets on three continents, $500.0 million of sales and 1,500 employees. John graduated with joint honours in Biochemistry and Applied Molecular Biology from the University of Manchester Institute of Science and Technology (U.M.I.S.T.)

We believe that Mr. Sylvester’s extensive international experience with business strategy and commercialization in the healthcare space qualifies him to serve on our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THESE NOMINEES.

Directors Continuing in Office

Name(1)	Age	Position with Delcath	Director Since
Roger G. Stoll, Ph.D.	78	Chairman	2008
Dr. Gilad Aharon	46	Director	2020
Steven Salamon	55	Director	2020
Gerard Michel	57	Director	2020

(1) Dr. Simon Pedder is omitted from this table because he resigned in 2019. Dr. Marco Taglietti and Mr. William D. Reuckert are omitted from this table because they resigned in 2020.

Biographical information, including principal occupation and business experience during the last five years, for our directors whose terms continue is set forth below.

Class III Directors (Term Expires at 2021 Annual Meeting)

Roger G. Stoll, PhD was appointed as a director of the Company in December 2008. He became Executive Chairman in September 2014 and has served as Chairman of the Board since October 2015. From 2002 to 2008 he served as Chairman and Chief Executive Officer of Cortex Pharmaceuticals, Inc. (now RespireRx Pharmaceuticals Inc.). In August of 2008 he was appointed Executive Chairman of the board of directors of Cortex and retired in 2012. From 2001 to 2002 he was a consultant to several east coast venture capital firms and startup ventures. From 1998 to 2001, he was Executive Vice President of Fresenius Medical Care-North America, in charge of the dialysis products division and the diagnostic business units, which included hemodialysis machines, dialysis filters, dialysate solutions, and attendant devices used in the dialysis procedure. From 1991 to 1998, Dr. Stoll was Chief Executive of Ohmeda, a global leader in anesthetic agents, critical care drugs and related operating room devices with sales of $1 billion annually. From 1994 until the sale of Ohmeda in 1998, he was also a member of the board of directors of The BOC Group, plc in London, UK (now part of Linde). From 1986 to 1991, Dr. Stoll held several positions of increasing responsibility at Bayer, AG including, Chief Administrative Officer, President of Consumer Healthcare business unit, and Executive Vice-President and General Manager for its worldwide Diagnostic Business Group which included the acquisition of The Tecnicon Company and globally integrating the Bayer and Techincon business units. This resulted in a global diagnostic business in excess of $1 billion in sales annually. Prior to that he worked for American Hospital Supply Corporation, where he rose from Director of Clinical Pharmacology to President of the American Critical Care drug division of AHSC. He began his pharmaceutical career at the Upjohn Company working in drug metabolism and pharmacokinetic studies in a clinical development unit in 1972. Dr. Stoll obtained his BS in Pharmacy degree at Ferris State University, his PhD in Biopharmaceutics and drug metabolism at the University of Connecticut and was a post-doctoral fellow for two years at the University of Michigan. He served on the boards of Agensys, Inc from 2003 until its sale to Astellas in late 2007, Questcor Pharmaceuticals from 1999 to 2004 and Chelsea Therapeutics until it was acquired in 2008 by Lundbeck A/S. From 1991 to 2002, Dr. Stoll also served on the board of directors of St. Jude Medical, HIMA and PMA (now PhRMA). Dr. Stoll also serves on the University of Connecticut School of Pharmacy Advisory Board.

We believe that Dr. Stoll’s extensive management experience in the pharmaceutical and medical devices and equipment industries qualifies him to serve on our Board of Directors.

Steven Salamon was appointed as a director of the Company in May 2020. Mr. Salamon is a co-founder of and has served as Portfolio Manager at Rosalind Advisors, Inc., a life sciences focused investment manager (“Rosalind Advisors”), since 2006. Mr. Salamon holds a MBA from the Ivey Business School and an Engineering Physics degree from the University of Toronto. Prior to co-founding Rosalind Advisors, Mr. Salamon worked as an equity analyst at HSBC Securities and RBC Capital Markets (formerly RBC Dominion Securities).

We believe Mr. Salamon’s qualifications to sit on our Board include, among other things, his financial and investment industry experience, his understanding of our business and our industry and his strategic insight. In addition, Mr. Salamon provides a valuable stockholder perspective to the Board.

Class I Directors (Term Expires at 2022 Annual Meeting)

Dr. Gilad Aharon was appointed as a director of the Company in May 2020. Dr. Aharon is a co-founder of and has served as a Portfolio Manager at Rosalind Advisors, since 2006. Dr. Aharon holds a Ph.D. in Biophysics and Molecular Biology from the University of Toronto. Prior to cofounding Rosalind Advisors, Dr. Aharon worked as an equity analyst at Infinium Securities Inc.

We believe Dr. Aharon’s qualifications to sit on our Board include, among other things, his financial and investment industry experience, his understanding of our business and our industry and his educational background. In addition, Dr. Aharon provides a valuable stockholder perspective to the Board.

Gerard Michel was appointed to our Board in October 2020. Mr. Michel has over 30 years of experience in the pharmaceutical and medical technology industries across multiple functional areas. Prior to joining the Company as its Chief Executive Officer on October 1, 2020, he was Chief Financial Officer of Vericel Corp., a biopharmaceutical company, since June 2014 where he was a key member of the management team which integrated a transformative acquisition and revised the company’s business model from a research focused company to a fully integrated, profitable commercial business. Mr. Michel also served as Chief Financial Officer and Vice President, Corporate Development of Biodel, Inc. from November 2007 to May 2014, and Chief Financial Officer and Vice President of Corporate Development of NPS Pharmaceuticals Inc. from August 2002 to November 2007. Prior to that, Mr. Michel was a Principal at Booz Allen and held a variety of commercial roles at both Lederle Labs and Wyeth Labs. Mr. Michel holds a M.S in Microbiology from the University of Rochester School of Medicine, an M.B.A. from the Simon School of Business, and a B.S. in both Biology and Geology from the University of Rochester.

We believe that Mr. Michel’s leadership experience as a senior executive of a publicly traded biopharmaceutical company qualifies him to serve on our Board of Directors.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Additional information concerning Gerard Michel, one of our Directors and our Chief Executive Officer, is provided under “—Information About Our Executive Officers” and elsewhere in this proxy statement.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE, FROM 1,000,000,000 SHARES TO 40,000,000 SHARES

General

Our amended and restated certificate of incorporation, as amended (our “certificate of incorporation”) currently authorizes us to issue a total of 1,010,000,000 shares of stock, 1,000,000,000 of which shares have been designated as shares of Common Stock, and 10,000,000 of which shares have been designated as shares of Preferred Stock. Our Board has approved, and is seeking stockholder approval of, an amendment to our certificate of incorporation to implement a reduction in the number of authorized shares of Common Stock from 1,000,000,000 to 40,000,000 (the “amendment”). As of the October 8, 2020 record date, we had 4,070,261 shares of Common Stock issued and outstanding. No other changes to the certificate of incorporation are being proposed, and the amendment will not modify the number of shares held by, or the rights of, existing stockholders.

Purpose of the Amendment

Our Board’s primary reason for approving the amendment is to reduce the amount of our annual franchise tax in the State of Delaware, while still maintaining a sufficient number of authorized shares to permit us to act promptly with respect to future financings, acquisitions, additional issuances, and for other corporate purposes. Each year, we are required to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of stock we are authorized to issue. Therefore, the amount of this tax will be decreased if we reduce the number of authorized shares of our common stock.

Effects of the Amendment

If the proposed amendment is approved, the number of authorized shares of our Common Stock will be reduced from 1,000,000,000 to 40,000,000. The amendment will not change the par value of the shares of our Common Stock, affect the number of shares of our Common Stock that are outstanding, or affect the legal rights or privileges of holders of existing shares of our Common Stock. The reduction will not have any effect on any outstanding equity incentive awards to purchase our Common Stock.

The proposed decrease in the number of authorized shares of Common Stock could have adverse effects on us. Our Board will have less flexibility to issue shares of Common Stock, including in connection with a potential merger or acquisition, stock dividend or follow on offering. In the event that our Board determines that it would be in our best interest to issue a number of shares of Common Stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to an amendment of our certificate of incorporation to increase the number of shares of Common Stock the Company is authorized to issue. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our Board believes that these potential risks are outweighed by the anticipated benefits of reducing our Delaware franchise tax obligations.

The full text of the proposed amendment is attached to this proxy statement as Appendix A.

Effective Date of the Amendment

If our stockholders approve the proposed amendment of the Company’s certificate of incorporation, the amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve the proposed amendment, our Board reserves the right to elect not to proceed with the amendment if, at any time prior to filing the certificate of amendment, our Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with the amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3: APPROVAL OF THE 2020 OMNIBUS EQUITY INCENTIVE PLAN

Overview

Our Board has approved, and is seeking stockholder approval of, the Company’s 2020 Omnibus Equity Incentive Plan (the “2020 Plan”). If the 2020 Plan is approved by our stockholders, the 2020 Plan will replace the Company’s prior plan, the 2019 Equity Incentive Plan (the “Prior Plan”). As described further below, the maximum number of shares of the Company’s Common Stock that will be available for issuance of awards under the 2020 Plan will be 675,000 shares. Upon approval of the 2020 Plan, no further grants of awards will be made under the Prior Plan; however, outstanding awards granted under the Prior Plan will remain outstanding and shall continue to be administered in accordance with the terms of the Prior Plan and the applicable award agreements.

Rationale for Approval of the 2020 Plan

The 2020 Plan is necessary to promote our long-term success and the creation of stockholder value by providing selected Company employees, directors and consultants with long-term incentive compensation opportunities tied to the performance of the Company’s Common Stock. The 2020 Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

As of October 16, 2020, only 1,643 shares of Company Common Stock remain available for grant under the Prior Plan. Such number of shares is insufficient to achieve the Company’s compensation objectives over the coming years. If the 2020 Plan is not approved by stockholders and the Prior Plan remains in effect, the Company’s ability to include equity compensation as part of our employees’ total compensation package will be severely limited.

In making its determination to approve the 2020 Plan, the Board sought to ensure that the Company would have an available pool of shares from which to grant long-term incentive awards for a reasonable period of time into the future. In doing so, the Board considered advice and input from its independent compensation consultant, Pearl Meyer, regarding certain dilution, overhang and burn rate data. The Board also considered the fact that for a number of years and various reasons, the Company has not been able to award equity to its employees and directors due to a lack of available shares. As a result, aside from an inducement grant awarded to the Company’s chief executive officer and with other minor exceptions, the Company’s employees and directors do not hold any long-term incentive awards, which is highly unusual for a company that is in the Company’s industry and stage of development. The Company needs the ability to grant long-term incentive awards in order to attract and retain qualified persons to serve as employees and directors.

Dilution and Expected Duration

Our Board recognizes the impact of dilution on our stockholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. The total fully-diluted overhang as of October 8, 2020, would be 22.4%. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of October 8, 2020. If also assuming the exercise of all warrants outstanding and the conversion of all preferred stock outstanding, the fully-diluted overhang would be 10.0%. Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.

We expect that the share reserve under the 2020 Plan, if this proposal is approved by our stockholders, will be sufficient for awards for the next few years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix, hiring and promotion activity at the executive level, the rate at which shares are returned to the 2020 Plan’s reserve under permitted addbacks, the future performance of our stock price, the consequences of acquiring other companies and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Key Plan Design and Governance Features of the 2020 Plan

In an effort to further align the interests of our directors and employees with our stockholders and enhance stockholder value, the 2020 Plan has been designed to incorporate a broad range of compensation and corporate governance best practices, including the following:

•	Administered by an Independent Committee. The Board has determined that the 2020 Plan will be administered by a committee composed entirely of independent directors.

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No In-the-Money Option or Stock Appreciation Rights Grants. The 2020 Plan prohibits the grant of options or stock appreciation rights with an exercise price or base price less than 100% of the fair market value of our common stock on the date of grant.

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No Repricing or Replacement of Options or Stock Appreciation Rights. Without prior stockholder approval, options and stock appreciation rights granted under the 2020 Plan may not be repriced, replaced or re-granted through cancellation, modification or exchange if the effect would be to reduce the exercise price or base price for the shares under the award.

•

No “Reload” Stock Options. The 2020 Plan does not provide for grants of stock options with a “reload” feature that would provide for additional stock options to be granted automatically upon the participant’s exercise of previously-granted stock options.

•

No Increase to Shares Available for Issuance without Stockholder Approval. The 2020 Plan prohibits any material increase in the total number of shares of Common Stock that may be issued under the 2020 Plan without stockholder approval, other than adjustments in connection with certain corporate reorganizations, changes in capitalization and other events, as described below.

•

Individual Grant Limits (other than non-employee directors). With respect to any one participant (other than a non-employee director), during any calendar year, (i) the maximum number of shares of common stock underlying options and stock appreciation rights that may be granted under the 2020 Plan is 500,000 shares; (B) the maximum number of shares of Common Stock subject to restricted stock awards, awards of restricted stock units and other stock-based awards that may be granted under the 2020 Plan is 500,000 shares; and (C) the maximum amount of a cash award that may be paid is $3,000,000.

•

Non-Employee Director Grant Limit. No non-employee director, in any approximate 12-month period beginning on the date of a regular annual meeting and ending on the date of the next regular annual meeting may be granted awards, that, together with any cash fees received from the Company during such period, exceed an aggregate value of $750,000 (with value of each equity award based on its grant date fair value).

•

No Dividend Payments on Unvested Awards. Generally, dividends and dividend equivalents in respect of unvested awards are not paid unless and until after such awards vest. Dividends and dividend equivalents are not payable with respect to options or stock appreciation rights.

•	Clawback Provision. The Committee may recover awards and payments under or gains in respect of awards in accordance with the Company’s clawback policy.

•

No Single-Trigger Accelerated Vesting; No Gross-Ups. The 2020 Plan does not provide for automatic single-trigger accelerated vesting in connection with a change in control where the acquirer assumes the awards or grants substitute awards. Further, the 2020 Plan does not provide for excise tax gross-ups.

•	No “Liberal Share Recycling” of Options or Stock Appreciation Rights. The 2020 Plan does not permit liberal share recycling.

Plan Summary

The following summary of the material terms of the 2020 Plan is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached as Appendix B to this Proxy Statement. The 2020 Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.

Administration. Our Board has the authority to interpret the terms and conditions of the 2020 Plan, to determine eligibility for and terms of awards for participants and to make all other determinations necessary or advisable for the administration of the 2020 Plan. The Board may delegate its authority to any committee of the Board (the Board or such committee is referred to below as the “Administrator”). To the extent consistent with applicable law, the Administrator may further delegate the ability to grant awards to our Chief Executive Officer or other of our officers. In addition, subcommittees may be established to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934.

Eligible Award Recipients. Our non-employee directors, employees and consultants, and any individual to whom we or our affiliates have extended a formal offer of employment, are eligible to receive awards under the 2020 Plan. There is no limit on the number or class of employees, directors, or consultants that are eligible to receive awards.

Awards. Awards under the 2020 Plan may be made in the form of incentive stock options, non-qualified options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, other stock-based awards or cash awards.

Shares Subject to the 2020 Plan. Subject to adjustment as set forth below, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to awards under the 2020 Plan is equal to 675,000 shares, the full amount of which may be issued pursuant to incentive stock options. For purposes of counting shares against the share reserve, awards denominated in shares of Common Stock and other awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the 2020 Plan reserve on the date of grant of the award based on the maximum number of shares that may be issued pursuant to the award, as determined by the Administrator.

Award Limits. With respect to any one participant (other than a non-employee director), during any calendar year, (i) the maximum number of shares of common stock underlying options and stock appreciation rights that may be granted under the 2020 Plan is 500,000 shares; (B) the maximum number of shares of common stock subject to restricted stock awards, awards of restricted stock units and other stock-based awards that may be granted under the 2020 Plan is 500,000 shares; and (C) the maximum amount of a cash award that may be paid is $3,000,000. No director, in any approximate 12-month period beginning on the date of a regular annual meeting and ending on the date of the next regular annual meeting may be granted awards, that, together with any cash fees received from the Company during such period, exceed an aggregate value of $750,000 (with value of each equity award based on its grant date fair value).

Terms and Conditions of Awards

•

Options and Stock Appreciation Rights. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. A “stock appreciation right” (or SAR) is the right of a participant to a payment, in cash, shares of Common Stock, or a combination of cash and shares equal to the amount by which the market value of a share of Common Stock exceeds the base price of the stock appreciation right. An option or SAR granted under the 2020 Plan will be exercisable only to the extent that it is vested on the date of exercise. No option or SAR may be exercisable more than ten years from the grant date. The Administrator may include in the option agreement the period during which an option may be exercised following termination of employment or service. SARs may be granted to participants in tandem with options or separately. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted. The exercise price or base price per share under each option or SAR granted under the 2020 Plan may not be less than 100% of the fair market value of the Company’s Common Stock on the grant date of such award. For this purpose, and for so long as the Company’s Common Stock is listed on the Nasdaq Stock Market, fair market value of the Common Stock will be the closing price of the Company’s common stock on the grant date. The 2020 Plan prohibits repricing of options and SARs without stockholder approval.

•

Restricted Stock and Restricted Stock Units. Restricted stock is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A restricted stock unit is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon or after vesting. Subject to the provisions of the 2020 Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restricted/vesting period for all or a portion of the award, and the restrictions applicable to the award. Restricted stock and restricted stock units granted under the 2020 Plan will vest based on a period of service specified by our Administrator or the occurrence of events specified by our Administrator. Unless otherwise provided in an award agreement, dividends declared with respect restricted stock will be held back and paid only to the extent the related restricted stock vests. Further, dividend equivalent rights may be granted with respect to restricted stock units, entitling the participant to receive, subject to the vesting conditions applicable the restricted stock unit, an amount equal to cash or stock dividends or other distributions paid by the Company in respect of one share of common stock.

•

Performance Awards. Performance awards may be granted as an option, stock appreciation right, restricted stock award, restricted stock unit award, other stock-based award or cash award. Performance awards will be based on the attainment of performance goals that are established by the Administrator for the relevant performance period prior to the grant of the award. The Administrator will determine and set forth in the award agreement such terms as (i) the nature, length and starting date of any performance period; (ii) the applicable performance goals that shall be used to determine the time and extent to which the award has been earned; and (iii) the effect of a termination of participant’s service on a performance award. At the end of the applicable performance period, the Administrator will determine the extent to which a performance award has been earned, including the extent to which performance goals have been attained and the degree of achievement between minimum and maximum levels.

•

Other Stock-Based Awards and Cash Awards. The Administrator may grant other stock-based awards or cash awards not otherwise described by the terms of the 2020 Plan. Other stock-based awards are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of the Company’s common stock, including, but not limited to, shares of common stock awarded as a bonus or other compensation which are issued without restrictions on transfer and free from forfeiture conditions. A cash award is an award denominated in cash that is subject to such performance goals and service requirements as specified by the Administrator in the applicable award agreement.

•

Termination of Employment. Except as otherwise determined by the Administrator, in the event a participant’s employment terminates for any reason other than “cause” (as defined in the 2020 Plan), all of such participant’s unvested options and SARs will be forfeited and all vested options and SARs will remain exercisable until the 90th day following the date of termination (or the expiration of the award’s maximum term, whichever is earlier); however, in the event of termination by reason of death or “disability” (as defined in the 2020 Plan, vested options and SARs will remain exercisable for 12 months (or the expiration of the award’s maximum term, whichever is earlier). Except as otherwise determined by the Administrator, in the event of a participant’s termination for cause, all unvested and vested options then outstanding will immediately be forfeited and canceled. Further, for all other types of awards under the 2020 Plan, the Administrator may specify in any award agreement that a participant’s award will be forfeited upon termination for cause.

•

Other Forfeiture Provisions; Clawback. All awards granted under the 2020 Plan will be subject to recoupment in accordance with the Company’s clawback policy or applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an award agreement or compensation clawback policy as the Board determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting cause. Further, unless otherwise provided in an award agreement, if at any time within 1 year after an award is exercised, vests, becomes payable, either (i) the participant is terminated for cause, or (ii) the committee determines that while in service the participant had engaged in an act which would have warranted termination for cause, or following termination of service the participant violated continuing obligation or duty to the Company, the Administrator may require the participant to pay back to the Company any gain realized by the participant.

•

Change in Capitalization or Other Corporate Event. The number or amount of shares of stock, other property or cash covered by outstanding awards, the number and type of shares of stock that have been authorized for issuance under the 2020 Plan, the exercise or base price (as applicable) of each outstanding award, and the other terms and conditions of outstanding awards, will be subject to adjustment by the Administrator in the event of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company’s Common Stock. Any such adjustment would not be considered repricing for purposes of the prohibition on repricing described above.

•

Effect of a Change in Control. The Administrator has the ability to prescribe the effect of a future change in control in the award agreement or otherwise, including, for example, settlement of awards based on the consideration provided for in the agreement pursuant to which the change in control awards. Unless otherwise determined by the Committee, no accelerated vesting of awards will occur if awards are assumed and/or replaced in the change in control with substitute awards unless the participant’s employment is involuntarily terminated without “cause” within 12 months following the date of the change in control.

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Deferrals of Payment. Under the 2020 Plan, the Administrator may determine that payment pursuant to an award shall be deferred and may establish programs and procedures for deferral elections to be made by participants, provided that such deferrals will be made in accordance with Section 409A of the Code.

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Non-Transferability. The 2020 Plan restricts the ability of an award holder from transferring awards granted under the 2020 Plan other than by will, the laws of descent and distribution or, with the prior approval of the Administrator.

•

Amendment and Termination. The Board may, in its discretion, amend or terminate the 2020 Plan at any time; provided that the Board may not take any action that materially impairs the rights of any participant with respect to an outstanding award without the consent of the participant. Stockholder approval will be required (i) to materially increase the number of shares subject to the 2020 Plan (other than pursuant to an equitable adjustment in connection with changes relating to the Company’s Common Stock as permitted under the 2020 Plan); (ii) to materially expand the class of individuals eligible to receive awards under the 2020 Plan; (iii) materially reduce the price at which Common Stock may be issued or purchased under the 2020 Plan; (iv) materially extend the term of the 2020 Plan; (v) materially expand the types of awards available for issuance under the 2020 Plan, or (vii) as otherwise required by applicable law.

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Term of the 2020 Plan. If approved by stockholders, the 2020 Plan will continue in effect until the 10th anniversary of the date of the Board’s adoption of the 2020 Plan, or until earlier terminated by the Board.

Federal Income Tax Consequences

The following is a brief summary of the intended United States federal income tax consequences applicable to awards granted under the 2020 Plan. The discussion below is based upon United States federal income tax laws in effect as of the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances, or the tax consequences of any awards granted to participants who reside outside of the United States.

Nonqualified Stock Options. Nonqualified stock options will not be taxable to a participant at grant but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of a share of our common stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income, subject to Section 162(m) of the Code.

Incentive Stock Options. A participant will generally not recognize ordinary income on receipt or exercise of an incentive stock option (an “ISO”) so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares of our Common Stock on the exercise date exceeds the exercise price is an adjustment in computing the participant’s alternative minimum tax in the year of exercise. If the participant holds the shares of our common stock received on exercise of the ISO until at least one year after the date of exercise (and for at least two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the participant. If the participant exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO. If the participant exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the participant generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of the disqualifying disposition is less than on the date of exercise, the participant will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event of a disqualifying disposition, the Company will generally be entitled to deduct an amount equal to the amount constituting ordinary income to the participant in the year of the disqualifying disposition, subject to Section 162(m) of the Code.

Stock Appreciation Rights. There are no immediate tax consequences to a participant when a stock appreciation right is granted. When a participant exercises a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. The Company will generally be entitled to deduct the same amount as a business expense in the same year, subject to Section 162(m) of the Code.

Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the stock. The participant may, however, make an election, within 30 days following the date the shares are issued, to include the value of the shares in gross income in the year of the award despite such restrictions; in such case, any subsequent appreciation of the shares will be treated as a capital gain. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the participant as a business expense in the year, and in the same amount, that the participant includes the compensation in income, subject to Section 162(m) of the Code.

Restricted Stock Units. Generally, a participant will not recognize ordinary income until common stock, cash, or other property becomes payable under a restricted stock unit, even if the award vests in an earlier year. The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Performance Awards. Generally, a participant will not incur any income tax liability upon the initial grant of performance awards. At the end of the performance or measurement period, however, the participant will generally realize ordinary income on any amounts received in cash or shares of our common stock, and any subsequent appreciation in shares will be treated as a capital gain (unless the award is in the form of an option or stock appreciation right in which case the tax consequences described above for such awards will generally apply). The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Other Stock-Based Awards and Cash Awards. Any cash payments or the fair market value of any shares of our Common Stock or other property a participant receives in connection with other stock-based awards or cash awards are includable in income in the year received or made available to the participant without substantial limitations or restrictions. The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Section 409A of the Code. Certain types of awards under the 2020 Plan, such as restricted stock units (and any related dividend equivalent rights), may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2020 Plan has been, and we intend that awards under the 2020 Plan will be, structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2020 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. However, the 2020 Plan does not provide for an indemnity by the Company of any participant for any taxes incurred by reason of Section 409A of the Code.

New Plan Benefits

Options to purchase 550,000 shares, at a purchase price of $11.67 per share, were conditionally granted under the 2020 Plan to certain employees and non-employee directors on October 1, 2020. Such options vest monthly over three years, and vest in full upon a change in control of the Company. All such options will become null and void if the stockholders do not approve the 2020 Plan. All future awards granted under the 2020 Plan will be made in the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2020 Plan will depend on a number of factors, including the fair market value of our shares on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2020 Plan.

Name and Position	Dollar Value ($)(1)	Number of Options
Gerard Michel, Chief Executive Officer	—	—
John Purpura, Chief Operating Officer	1,577,000	175,000
Christine Padula, Interim Principal Accounting Officer	180,000	20,000
Executive Group(2)	1,757,000	195,000
Non-Executive Director Group	1,171,000	130,000
Non-Executive Officer Employee Group(3)	2,027,000	225,000

(1)

The grant date dollar value of the options was preliminarily estimated using the Black-Scholes option pricing model using the following assumptions: (a) stock price of $11.67 per share; (b) expected term of 5.77 years; (c) volatility of 100%; (d) dividend rate of 0.00%; and (e) a risk-free rate of 0.24%.

(2)	The executive group is comprised of Gerard Michel, John Purpura and Christine Padula.

(3)	The non-executive officer employee group includes all employees, including all current officers who are not executive officers, as a group.

Registration with the Securities and Exchange Commission

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the 2020 Plan with the Securities and Exchange Commission pursuant to the Securities Act as soon as practicable after approval of the 2020 Plan by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

This proposal will be effective upon its approval by our stockholders at the Annual Meeting and is not conditioned upon the approval by our stockholders of any other proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows shares authorized for issuance under the Company’s prior equity compensation plan as of December 31, 2019. This table does not include the shares that will become issuable under the 2020 Omnibus Equity Incentive Plan upon its approval by stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders (1)	1,640	196.70	502

Total	1,640	196.70	502

(1)

Consists of grants made pursuant to the Company’s 2019 Equity Plan. The 2019 Equity Incentive Plan, which allows for grants in the form of incentive stock options, nonqualified stock options, stock units, stock awards, stock appreciation rights, and other stock-based awards to the Company’s officers, directors, employees, consultants and advisors. The maximum number of shares reserved for issuance under the Plan is 2,142. Options to purchase shares of Common Stock are granted at exercise prices not less than 100% of fair value on the dates of grant. As of December 31, 2019, the 2019 Equity Incentive Plan had approximately 502 shares available for grant.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (“Marcum”) as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Marcum also served as Delcath’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

Although ratification by our stockholders is not required by law or by our by-laws, the Audit Committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in Delcath’s best interests and in the best interests of our stockholders. If our stockholders do not ratify the selection of Marcum, the Audit Committee will take that fact into consideration, together with such other factors as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Representatives of Marcum are expected to be present at the 2020 Annual Meeting, and will have the opportunity to make a statement if he or she (or they) so desires and to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firms.

The aggregate fees billed by Marcum for services rendered as our independent registered public accounting firm during the fiscal years ended December 31, 2019 and 2018, respectively:

	Fiscal Year
	2019	2018
Audit Fees	$286,907	$104,063
Audit-Related Fees	—	—
Tax Fees	—	—

Total	$286,907	$104,643

Audit Fees. These are fees for services rendered in connection with the audit of the annual financial statements included in our annual reports on Forms 10-K; the review of the financial statements included in our Quarterly Reports on Forms 10-Q; the audit of our internal control over financial reporting; and for services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Marcum did not perform any assurance and related services that were reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2019 and 2018.

Tax Fees. Marcum did not perform any tax compliance services for us during the years ended December 31, 2019 and 2018.

All Other Fees. Marcum did not receive any other fees from us for the years ended December 31, 2019 and 2018.

Pre-Approval Policies: Audit and Non-Audit Services.

The Audit Committee pre-approves all audit services and the terms of such services and permissible non-audit services provided by Delcath’s independent registered public accounting firm, prior to its engagement for the provision of such services. The Chair of the Audit Committee has been delegated the authority by the committee to pre-approve interim services by Delcath’s independent registered public accounting firm; provided that the Chair reports all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting. There were no non-audit services provided to Delcath by our independent registered public accounting firm for 2019 and 2018 that required review by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS DELCATH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 5: NON-BINDING, ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the meeting:

“RESOLVED, that the compensation of Delcath’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The total compensation of our named executive officers consists primarily of base salary, annual incentive cash bonuses and long-term equity incentive awards in the form of stock options and restricted stock awards, as well as other benefits that are available to all Delcath employees. Base salary and annual incentive cash bonuses are viewed as short-term compensation to reward our named executive officers for meeting individual and company performance objectives, while stock options and restricted stock awards are viewed as rewards for improving corporate performance over the long term and increasing stockholder value.

The compensation philosophy and programs for our named executive officers are described in detail under the heading “Executive Compensation.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS “SAY-ON-PAY” RESOLUTION.

The resolution that is the subject of this proposal 5 is advisory in nature and, therefore, is not binding on Delcath, the Compensation and Stock Option Committee or our Board. However, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and our Board and the Compensation and Stock Option Committee intends to take the results of the vote on this proposal 5 into account when considering future decisions regarding the compensation of our named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information regarding the beneficial ownership of our Common Stock and Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock as of the record date, October 8, 2020, held by: (i) each director and director nominee; (ii) each of the named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each additional person or group who is known by us to own beneficially more than 5% of our Common Stock, Series E Convertible Preferred Stock or Series E-1 Convertible Preferred Stock. Except as indicated in the footnotes below, the address of the persons or groups named below is c/o Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019.

Shares Beneficially Owned (1)
Name of Beneficial Owner:	Common Stock	Percent	Series E Preferred Stock	Percent	Series E-1 Preferred Stock	Percent	Percent of Total Voting Power
Named Executive Officers and Directors:
Gerard Michel(2)	27,667	*	—	*	—	*	*
John Purpura, M.S.(3)	26,015	*	—	*	—	*	*
Roger G. Stoll, Ph.D. (4)	15,703	*	—	*	—	*	*
Dr. Gilad Aharon(5)(11)	1,112	*	—	*	—	*	*
Elizabeth Czerepak(6)	1,112	*	—	*	—	*	*
Steven Salamon(7)(11)	1,112	*	—	*	—	*	*
John Sylvester(8)	1,667	*	—	*	—	*	*
All directors and executive officers as a group(9):	279,556	6.75%	16,800	93.56%	2,875	81.72%	4.44%

5% Stockholders
Altium Capital Management, LP(10) Altium Growth Fund, LP Altium Growth GP, LLC 551 Fifth Ave, FL 19 New York, NY 10176	268,138	6.38%	—	—	—	—	4.22%
Rosalind Master Fund L.P(11). Rosalind Opportunities Fund I L.P. 77 Bloor St W, 3rd FL Toronto, Ontario M5S 1M2	204,056	4.99%	16,800	93.56%	2,875	81.72%	9.99	(11)%
Guoqing Ma(12) 1633 Broadway 22nd Floor, Suite C New York, NY 10019	273,345	6.72%	—	—	—	—	4.40%
Triple Gate Partners, LP(13) 445 Central Avenue, #317 Cedarhurst, NY 11516	250,931	6.09%	—	—	—	—	4.00%

*	Less than 1%

(1)

Except as indicated in these footnotes: (i) the persons named in this table have sole voting and investment power with respect to all shares of Common Stock and Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock beneficially owned; (ii) the number of shares beneficially owned by each person as of October 8, 2020, includes any vested and unvested shares of restricted stock, and shares of Common Stock that may be acquired through the exercise of options and warrants that such person or group has the right to acquire within 60 days of October 8, 2020, including options subject to the approval of Proposal 3, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below, or Beneficial Ownership Limitation (shares issuable pursuant to restricted stock, options and warrants are deemed outstanding for computing the percentage of the person holding such restricted stock, options and warrants but are not deemed outstanding for computing the percentage of any other person), and (iii) the beneficial ownership percentages shown above are based on a total of 4,070,261 shares of Common Stock outstanding as of October 8, 2020 and 6,217,645 voting shares outstanding, the latter comprised of (a) 4,070,261 shares of Common Stock, (b) 1,795,601 shares of Common Stock assuming conversion of 17,956 shares of Series E Convertible Preferred Stock, and (c) 351,783 shares of Common Stock assuming conversion of 3,518 shares of Series E-1 Convertible Preferred Stock outstanding as of October 8, 2020, respectively. Shares of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock vote together with the Common Stock on an as-converted basis, subject to any applicable Beneficial Ownership Limitation, on all matters submitted to holders of Common Stock for approval.

(2)

Includes 27,667 shares of Common Stock, which Mr. Gerard has the right to acquire upon exercise of outstanding options pursuant to his inducement grant dated October 1, 2020, which have vested and are exercisable within 60 days of October 8, 2020.

(3)

Includes 13,113 shares of Common Stock held by Mr. Purpura, 2,822 shares of Common Stock which Mr. Purpura has the right to acquire upon exercise of outstanding warrants and 10,080 shares of Common Stock which Mr. Purpura has the right to acquire upon exercise of outstanding options exercisable within 60 days of October 8, 2020, conditional upon the approval of the Company’s stockholders of the 2020 Omnibus Equity Incentive Plan (the “2020 Plan”).

(4)

Includes 9,300 shares of Common Stock held by Dr. Stoll, 4,038 shares of Common Stock which Dr. Stoll has the right to acquire upon exercise of outstanding warrants and 2,365 shares of Common Stock which Dr. Stoll has the right to acquire upon exercise of outstanding options exercisable within 60 days of October 8, 2020, conditional upon the approval of the Company’s stockholders of the 2020 Plan.

(5)

Includes 1,112 shares of Common Stock, which Dr. Aharon has the right to acquire upon exercise of outstanding options exercisable within 60 days of October 8, 2020, conditional upon the approval of the Company’s stockholders of the 2020 Plan. This number does not include shares owned by Rosalind (defined below), which are described in footnote 11.

(6)

Includes 1,112 shares of Common Stock, which Ms. Czerepak has the right to acquire upon exercise of outstanding options exercisable within 60 days of October 8, 2020, conditional upon the approval of the Company’s stockholders of the 2020 Plan.

(7)

Includes 1,112 shares of Common Stock, which Mr. Salamon has the right to acquire upon exercise of outstanding options exercisable within 60 days of October 8, 2020, conditional upon the approval of the Company’s stockholders of the 2020 Plan. This number does not include shares owned by Rosalind (defined below), which are described in footnote 11.

(8)

Includes 1,667 shares of Common Stock, which Mr. Sylvester has the right to acquire upon exercise of outstanding options exercisable within 60 days of October 8, 2020, conditional upon the approval of the Company’s stockholders of the 2020 Plan.

(9)

Includes shares of Common Stock, shares of Common Stock which certain directors have the right to acquire via conversion of their preferred stock, shares of Common Stock which the Company’s executive officers (not solely the named executive officers) and directors have the right to acquire pursuant to outstanding warrants within 60 days of October 2020 and certain options that will be exercisable within 60 days of October 8, 2020 subject to the approval of the Company’s stockholders of the 2020 Plan. This number include shares owned by Rosalind (defined below), which are described in footnote 11.

(10)

Based solely on information provided on a Statement on Schedule 13G jointly filed with the SEC on February 14, 2020 by and on behalf of each of Altium Growth Fund, LP, Altium Capital Management, LP, and Altium Growth GP, LLC (collectively “Altium”), Altium has shared voting power and dispositive power with respect to 134,069 shares of Common Stock issuable upon the conversion of 3,400 shares of preferred stock (which were converted prior to October 8, 2020) and 134,069 shares of Common Stock issuable upon the exercise of warrants. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities, owned by, Altium Growth Fund, LP. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by, Altium Growth Fund, LP. Altium’s shares of preferred stock are subject to a 9.99% blocker and Altium’s warrants are subject to a 4.99% blocker.

(11)

Based solely on information provided on a Statement on Schedule 13D/A jointly filed with the SEC on May 4, 2020 by and on behalf of Rosalind Advisors, Inc., Rosalind Opportunities Fund I L.P., Rosalind Master Fund L.P., Steven Salamon and Dr. Gilad Aharon (collectively, “Rosalind”), Rosalind Advisors, Inc., Mr. Salamon and Dr. Aharon have shared voting power and dispositive power of 185,000 shares of Common Stock, 1,967,500 shares of Common Stock issuable upon conversion of 19,675 shares of preferred stock and 1,468,956 shares of Common Stock issuable upon exercise of warrants. Rosalind Opportunities Fund I L.P. has shared voting power and dispositive power of 185,000 shares of Common Stock, 1,266,000 shares of Common Stock issuable upon conversion of 12,660 shares of preferred stock and 1,164,484 shares of Common Stock issuable upon exercise of warrants. Rosalind Master Fund L.P. has shared voting power and dispositive power of 701,500 shares of Common Stock issuable upon conversion of 10,015 preferred stock and 304,472 shares of Common Stock issuable upon exercise of warrants. Rosalind’s shares of preferred stock are subject to a 9.99% blocker and warrants are subject to a 4.99% blocker. Mr. Salamon and Dr. Gilad Aharon are members of the Board of Directors of the Company pursuant to a Board Appointment Agreement. Mr. Salamon and Dr. Gilad Aharon disclaim beneficial ownership with respect to these securities.

(12)	Based solely on information provided on a Statement on Schedule 13G filed with the SEC on August 20, 2020, Mr. Ma has sole voting power and dispositive power of all of the shares.

(13)

Based solely on information provided on a Statement on Schedule 13G filed with the SEC on September 24, 2020, Triple Gate Partners, L.P. has sole voting power and dispositive power of 198,846 shares of Common Stock and 52,085 shares of Common Stock issuable upon the exercise of warrants. Triple Gate Capital GP, LLC and Mr. Norbert Gottesman may be deemed to hold an indirect beneficial interest in the shares, which are directly beneficially owned by Triple Gate Partners, LP, because Mr. Gottesman is the manager of Triple Gate Capital GP, LLC which is the general partner of Triple Gate Partners, LP. Mr. Gottesman disclaims any beneficial ownership of the shares of Common Stock in which he does not have a pecuniary interest.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors. We currently have six directors serving on the Board of Directors. The Board of Directors oversees the business affairs of the Company and monitors the performance of management. In accordance with our corporate governance principles, our Board does not involve itself in the day-to-day operations of the Company. The directors keep themselves informed through discussions with the Chairman of the Board, Roger G. Stoll, Gerard Michel, in his capacity as Director and Chief Executive Officer, or CEO, and other key executives, and by reading the reports and other materials that management sends them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and qualified unless the director resigns or is removed or by reason of death or other cause is unable to serve in the capacity of director.

Board Independence. The Board has determined that five of our six directors (each of Dr. Gilad Aharon, Elizabeth Czerepak, Steven Salamon, Roger G. Stoll and John R. Sylvester) are “independent” directors within the meaning of the NASDAQ listing rules.

Attendance. The Board of Directors met 19 times in 2019 (including regularly scheduled and special meetings). During 2019, each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she served as a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (held during the period that he or she served).

Board Leadership Structure. Roger G. Stoll, Ph.D. was appointed Executive Chairman effective September 2014. Dr. Stoll has been a member of the Board of Directors since 2008.

It is our policy to separate the Chairman and Chief Executive Officer roles. We believe this structure is appropriate for our company because it allows our CEO to concentrate on our day-to-day operations, while providing for effective oversight by the Chairman, who is involved in strategic and key matters, such as business strategy, major transactions and the broader business of the Company. For a company like ours that is focused on the development, approval and commercialization of a specialized product in an extremely technical, highly regulated and intensely competitive industry, we believe our CEO is in the best position to lead our management team and to respond to the current pressures and needs of a company in the stage of growth and development of our company, with assistance from our Chairman who also focuses the Board’s attention on the broader issues of corporate business strategy and corporate governance. We believe that splitting the roles between Chairman, on the one hand, and CEO, on the other hand, minimizes any potential conflicts that may result from combining the roles of CEO, and Chairman, and maximizes the effectiveness of our management and governance processes to the benefit of our stockholders. Our CEO and Chairman regularly consult with each other as part of this structure.

Board’s Role in Risk Oversight. The Board as a whole is responsible for risk oversight, with reviews in certain areas being conducted by the relevant Board committees. Each of the Board’s committees oversees the management of risks associated with their respective areas of responsibility. In performing this oversight function, the committees are assisted by management which provides visibility about the identification, assessment and monitoring of potential risks and management’s strategy to mitigate such risks. Key members of management responsible for a particular area report directly to the Board committee charged with oversight of the associated function and, if the circumstances require, the whole Board. The Board committees review various risk exposures with the full Board and otherwise keep the full Board abreast of the committees’ risk oversight activities throughout the year, as necessary or appropriate.

Risk Assessment of Compensation Programs. Our Compensation and Stock Option Committee annually evaluates whether our compensation programs encourage excessive risk-taking by employees at the expense of long-term value of the Company. Based upon its assessment, including a review of the overall annual award limitations and individual annual limitations in our stock incentive plans and the Compensation and Stock Option Committee’s role in the consideration and approval of certain awards, the Compensation and Stock Option Committee does not believe that our compensation programs encourage excessive or inappropriate risk-taking, motivate imprudent risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company.

Board Committees. Our Board has three standing committees: an Audit Committee, a Compensation and Stock Option Committee and a Nominating and Corporate Governance Committee. No individual director is the chairman of more than one committee.

Audit Committee. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities with respect to our financial statements, our system of internal accounting and financial controls and the independent audit of our financial statements. Functions of the Audit Committee include:

•	the selection, evaluation and, where appropriate, replacement of our outside auditors;

•	an annual review and evaluation of the qualifications, performance and independence of our outside auditors;

•	the approval of all auditing services and permitted non-audit services provided by our outside auditors;

•	the review of the adequacy and effectiveness of our accounting and internal controls over financial reporting; and

•	the review and discussion with management and with our outside auditors of the Company’s financial statements to be filed with the SEC.

The current members of the Audit Committee are Elizabeth Czerepak (Chair), Steven Salamon and Roger G. Stoll. The Board has determined that each of Elizabeth Czerepak, Steven Salamon and Roger G. Stoll qualifies as an “audit committee financial expert” as defined by SEC rules. During 2019, the Audit Committee met four times. Each member of the Audit Committee is “independent” within the meaning of the NASDAQ listing rules and otherwise meets the financial statement proficiency requirements of the NASDAQ listing rules. The Audit Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Compensation and Stock Option Committee. The Compensation and Stock Option Committee, or the Compensation Committee, assists the Board of Directors in the discharge of the Board’s responsibilities with respect to the compensation of our directors, executive officers, and other key employees and consultants. The Compensation Committee establishes our overall compensation philosophy and is authorized to approve the compensation payable to our executive officers, including our named executive officers, and other key employees, including all perquisites, equity incentive awards, cash bonuses, and severance packages. The Compensation Committee also administers certain of our employee benefit plans, including its equity incentive plans, and is responsible for assessing the independence of compensation consultants and legal advisors. The Compensation Committee exercises sole power to retain compensation consultants and advisors and to determine the scope of the associated engagements. The current members of the Compensation and Stock Option Committee are Roger G. Stoll (Chair), Elizabeth Czerepak and Dr. Gilad Aharon, each of whom is “independent” within the meaning of the NASDAQ listing rules. During 2019, the Compensation and Stock Option Committee met one time. The Compensation and Stock Option Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, or the Nominating Committee, is responsible for identifying individuals qualified to become Board members, and recommends to the Board the director nominees to be proposed by the Board for election by the stockholders (as well as any director nominees to be appointed by the Board to fill interim vacancies). The Nominating Committee also recommends the directors to be selected for membership on each Board committee.

The Nominating Committee is also responsible for developing and recommending to the Board appropriate corporate governance guidelines and policies, and for leading the Board in its annual review of the Board’s performance.

The current members of the Nominating Committee are Steven Salamon (Chair), Roger G. Stoll and John Sylvester, each of whom is “independent,” within the meaning of the NASDAQ listing rules. During 2019, the Nominating Committee met two times. The Nominating Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

The Nominating Committee with, when it deems it necessary, the assistance of a third-party search firm, identifies candidates for director nominees. In considering candidates for the Board, the Nominating Committee considers each candidate’s credentials as a whole, including, but not necessarily limited to, outstanding achievement in a candidate’s personal career, broad and relevant experience, integrity, sound and independent judgment, experience and knowledge of the business environment and markets in which we operate, business acumen, and willingness and ability to devote adequate time to Board duties. The Nominating Committee considers the competencies required of its members in the context of the Board as a whole, including the personal characteristics, experience and background of directors and nominees to facilitate Board deliberations that reflect a broad range of perspectives.

On April 8, 2020, we entered into a Board Appointment Agreement with Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P. (collectively, the “Rosalind Funds”) pursuant to which the Board increased the number of directors constituting the Board to eight members and elected Steven Salamon and Dr. Gilad Aharon as independent directors of the Company to fill vacancies created by the increase in the number of directors. Mr. Salamon was elected to serve as a Class III director with a term scheduled to expire at the 2021 Annual Meeting of Stockholders and Dr. Aharon was elected to serve as a Class I director with a term scheduled to expire at the 2022 Annual Meeting of Stockholders.

Recommendations by Stockholders of Director Nominees. The Nominating Committee will consider any recommendation by a stockholder of a candidate for nomination as a director. If a stockholder wants to recommend a director candidate for consideration by the Nominating Committee, the stockholder should submit the name of the proposed nominee, together with the reasons why the stockholder believes the election of the candidate would be beneficial to the Company and our stockholders and the information about the nominee that would be required in a proxy statement requesting proxies to vote in favor of the candidate. The stockholder’s submission must be accompanied by the written consent of the proposed nominee to being nominated by the Board and the candidate’s agreement to serve if nominated and elected. Any such submission should be directed to the Nominating Committee at our principal office, 1633 Broadway, Suite 22C, New York, New York 10019. If a stockholder intends to nominate a person for election to the Board of Directors at an annual meeting, the stockholder must provide us with written notice of his or her intention no later than the deadline for receiving a stockholder proposal for inclusion in our proxy statement for such meeting and must otherwise comply with our amended and restated certificate of incorporation. Copies of any recommendation received in accordance with these procedures will be distributed to each member of the Nominating Committee. One or more members of the Nominating Committee may contact the proposed candidate to request additional information.

Stockholder Communications with the Board of Directors. Any stockholder wishing to communicate with the Board or with any specified director should address his or her communication to the Board of Directors or to the particular director(s) in care of the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019. All such written communication, other than items determined by our legal counsel to be inappropriate for submission to the intended recipient(s), will be submitted to the Board or to the particular director(s). Any stockholder communication not so delivered, will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Compensation Committee Interlocks and Insider Participation. During 2019, Marco Taglietti, Roger G. Stoll and William D. Rueckert served as members of our Compensation and Stock Option Committee. None of the current members or members serving during 2019 of the Compensation and Stock Option Committee is a current or was a former officer or employee of the Company at the time of their service on the Compensation and Stock Option Committee, nor did any Compensation and Stock Option Committee member engage in any “related person” transaction that would be required to be disclosed under Item 404 of Regulation S-K. During 2019, none of our executive officers served on the compensation committee (or equivalent) or on the board of directors of another entity whose executive officers served on the Compensation and Stock Option Committee or our Board of Directors.

Code of Ethics. We maintain a Code of Business Conduct and Ethics (the “Code”) that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, and including our independent directors, who are not our employees, with regard to their company-related activities. The Code incorporates guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws, rules and regulations. The Code also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the Code incorporates guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; insider trading; reporting Code violations; and maintaining accountability for adherence to the Code. The full text of our Code is published on our website at http://delcath.com/investors/governance. We intend to disclose future amendments to certain provisions of our Code, or waivers of such provisions granted to our principal executive officer, principal financial officer or principal accounting officer and persons performing similar functions on our website.

Anti-Hedging and Pledging Policy. Pursuant to our Insider Trading Policy, we prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from engaging in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards contracts, equity swaps, collars and exchange funds. We also prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Transactions with Related Persons. We have adopted a written policy for the review and approval or ratification of transactions between the Company and Related Parties (as defined below). Under the policy, our Nominating Committee will review the material facts of proposed transactions involving Delcath in which a Related Party will have a direct or indirect material interest. The Nominating Committee will either approve or disapprove our entry into the transaction or, if advance approval is not feasible, will consider whether to ratify the transaction. The Nominating Committee may establish guidelines for ongoing transactions with a Related Party, and will review such transactions at least annually. If the aggregate amount of the transaction is expected to be less than $200,000, such approval or ratification may be made by the Chair of the Committee. In determining whether to approve or ratify a transaction with a Related Party, the Nominating Committee (or Chair) will consider, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party and the extent of the Related Party’s interest in the transaction.

Certain transactions are deemed pre-approved under the policy, including compensation of executive officers and directors (except that employment of an immediate family member of an executive officer requires specific approval), and transactions with a company at which the Related Party’s only relationship is as a non-officer employee, director, or less than 10% owner if the aggregate amount involved does not exceed 2% of such company’s total annual revenues (or, in the case of charitable contributions by us, 1% of the charity’s total annual receipts). Pre-approval is not required if the amount involved in the transaction is not expected to exceed $120,000 in any calendar year.

For purposes of the policy, a Related Party is generally anyone who since the beginning of the last full fiscal year is or was an executive officer, director or director nominee, owner of more than 5% of our common stock, or immediate family member of any of such persons.

Except for the participation of certain Related Parties in the Private Placements and the Debt Exchange (described below), no Related Party transactions occurred during 2019.

On July 11, 2019, the Company entered into a securities purchase agreement with certain accredited investors pursuant to which we sold to investors an aggregate of 20,000 shares of our Series E Convertible Preferred Stock at a price of $1,000 per share and a warrant, or a 2019 E Warrant, to purchase a number of shares of common stock equal to the number of shares of common stock issuable upon conversion of the Series E-1 Convertible Preferred Stock purchased by the investor, or the July 2019 Private Placement. In connection with the July 2019 Private Placement, the Company exchanged $11.8 million of debt, interest and Series D Warrants for 11,500 shares of Series E Convertible Preferred Stock and related 2019 E Warrants, $0.1 million in accounts payables for 149 shares of Series E Convertible Preferred Stock and related 2019 E Warrants and issued 923 shares of Series E Preferred Stock and related 2019 E Warrants to certain investors in exchange for a waiver of rights under exchange agreements signed in December 2018 and March 2019, or the “Debt Exchange”.

On August 19, 2019, the Company entered into a securities purchase agreement with certain accredited investors pursuant to which we sold to investors an aggregate of 9,510 shares of Series E-1 Convertible Preferred Stock at a price of $1,000 per share and a warrant, or a 2019 E-1 Warrant, and together with the 2019 E Warrant, the 2019 Warrants, to purchase a number of shares of common stock of the Company equal to the number of shares of common stock issuable upon conversion of the Series E-1 Convertible Preferred Stock purchased by the investor, or the August 2019 Private Placement, and, collectively with the July 2019 Private Placement, the Private Placements.

Each share of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock, or, collectively, the Preferred Stock, was originally convertible at any time at the option of the holder into the number of shares of common stock determined by dividing the stated value by the conversion price of $42.00, subject to certain limitations and adjustments, or the Conversion Price. Except for certain adjustments, the holders of the Preferred Stock are entitled to receive dividends on shares of Preferred Stock equal (on an “as converted” basis) to and in the same form as dividends paid on shares of the common stock. Any such dividends that are not paid to the holders of the Preferred Stock will increase the stated value. No other dividends will be paid on shares of Preferred Stock. Each 2019 Warrant had an original exercise price equal to $42.00, subject to adjustment in accordance with the terms of the 2019 Warrants, or the Exercise Price, and became exercisable at any time upon the consummation of the Reverse Split and will be exercisable until 5:00 p.m. (NYC time) on the date that is five years following the date of the Reverse Split.

Pursuant to the terms of the Preferred Stock and the 2019 Warrants, the Conversion Price of the Preferred Stock and the Exercise Price of the 2019 Warrants were initially subject to adjustment in each of the following circumstances: (i) on the third trading day following the date that the Company effects a reverse stock split, or the Reverse Split Reset Date, (ii) the date that the initial registration statement covering the shares of common stock issuable upon the conversion of the Preferred Stock and the exercise of the 2019 Warrants is declared effective by the SEC, or the Registration Reset Date, and (iii) in the event that all of the shares of common stock which we were required to register with the SEC were not then registered on an effective registration statement, the date that all of the shares underlying the respective Preferred Stock and 2019 Warrants may be sold pursuant to Rule 144, or the Rule 144 Reset Date, each of such reset dates, a Reset Date and, collectively, the Reset Dates. On each Reset Date, the Conversion Price and the Exercise Price were to be reduced, and only reduced, to equal the lesser of (x) the then effective Conversion Price or Exercise Price, as applicable, and (y) 90% of the average of the five daily volume weighted average prices of the common stock immediately prior to each Reset Date, or the Reset Formula. In the event of a reduction in the Exercise Price, the aggregate number of Warrant Shares issuable upon the exercise of the 2019 Warrants were to be increased such that the aggregate Exercise Price of the Warrants on the day immediately following such Reset Date equaled the aggregate Exercise Price immediately prior to such adjustment. In addition, from the date of issuance of the Preferred Stock and Warrants until such time that the Company’s Common Stock was listed or quoted on a national exchange, the Conversion Price and the Exercise Price were subject to price-based anti-dilution protections.

The Registration Reset Date occurred on November 7, 2019. However, pursuant to the Reset Formula, no reduction in the Conversion Price or the Exercise Price occurred on the Registration Reset Date. The Reverse Split Reset Date occurred on December 30, 2019. Pursuant to the Reset Formula, the Conversion Price and the Exercise Price were reduced to $23.04 per share as of the Reverse Split Reset Date. The Rule 144 Reset Date with respect to the Series E Preferred Stock and the Series E Warrants occurred on January 15, 2020, but no reset in the Conversion Price or the Exercise Price of the Series E Preferred Stock or the Series E Warrants occurred as of such date because all of the shares of Common Stock issuable in respect of such securities had been registered for resale. The Rule 144 Reset Date with respect to the Series E-1 Preferred Stock and the Series E-1 Warrants occurred on February 19, 2020, but no reset in the Conversion Price or the Exercise Price of the Series E-1 Preferred Stock or the Series E-1 Warrants occurred as of such date because all of the shares of common stock issuable in respect of such securities had been registered for resale.

As a consequence of the reduction of the Conversion Price on the Reverse Split Reset Date, an additional 813,473 shares of Common Stock became issuable upon the conversion of the Preferred Stock and, as a consequence of the reduction of the Exercise Price on the Reverse Split Reset Date, an additional 824,587 shares of Common Stock became issuable upon the exercise of the 2019 Warrants, or collectively the Reset Shares.

Pursuant to the terms of the registration rights agreements entered into in connection with the Private Placements and the Debt Exchange we were required to register a number of shares of our Common Stock on behalf of certain investors.

Director Compensation.

The Compensation and Stock Option Committee reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs, and committee members.

In lieu of per-meeting fees, non-employee directors  of the Company are paid an annual retainer of $43,000 and certain additional annual retainers for chairing or serving as a member of the committees of the Board as follows:

Name	Annual Retainer
Board Service	$43,000
Chairman of the Board	$25,000
Chair of Audit Committee	$20,000
Member of Audit Committee	$8,000
Chair of Compensation and Stock Option Committee	$12,000
Member of Compensation and Stock Option Committee	$5,000
Chair of Nominating and Corporate Governance Committee	$8,000
Member of Nominating and Corporate Governance Committee	$4,000

Additionally, we reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board of Directors or any committees of the Board.

The following table sets forth the compensation awarded to, earned by or paid to each non-employee director who served on our Board of Directors in 2019.

Name(1)	Fees Earned or Paid in Cash(5)	Stock Awards	Option Awards	All Other Compensation	Total
Simon Pedder, Ph.D.(2)	$14,000	$—	$—	$—	$14,000
William D. Rueckert(3)	72,000	—	25,916	—	97,916
Roger G. Stoll, Ph.D.	87,750	—	25,916	—	113,666
John Sylvester	21,161	—	—	—	21,161
Marco Taglietti, M.D.(4)	65,000	—	25,916	—	90,916

(1)	Dr. Gilad Aharon, Ms. Elizabeth Czerepak and Mr. Steven Salamon are not included in this table because they did not serve as non-employee directors during the fiscal year ended December 31, 2019.
(2)	Dr. Pedder resigned as a director effective April 10, 2019. John R. Sylvester was appointed director effective July 24, 2019 to fill the vacancy created.
(3)	Mr. Rueckert, who resigned in 2020, has not yet been paid his 2019 fees. His fees have been accrued.
(4)	Dr. Taglietti resigned in 2019 and was paid his 2019 fees after his resignation.
(5)	Certain amounts were invested by directors in the July 2019 Private Placement.

Information about our Executive Officers

Below is a list of the names, ages, positions, and a brief account of the business experience of the individuals who currently serve as our executive officers.

Name	Age	Position
Gerard Michel	57	Chief Executive Officer
John Purpura	59	Chief Operating Officer
Christine Padula	55	Interim Principal Accounting Officer
Jennifer K. Simpson	52	Former Chief Executive Officer (resigned on May 18, 2020)
Barbra Keck	43	Former Chief Financial Officer (resigned on May 18, 2020)

Information concerning Gerard Michel one of our Directors and our Chief Executive Officer, is provided under “— Directors Continuing in Office.”

John Purpura joined the Company as Executive Vice President, Regulatory Affairs and Quality Assurance in November 2009 and was promoted to Executive Vice President, Global Head of Operations on July 19, 2016. He also served as Interim Chief Executive Officer of the Company from June 1, 2020 to October 1, 2020. Prior to joining the Company, he was with Bracco Diagnostics (formerly E-Z-EM,Inc.) as Vice President and then Executive Director of International Regulatory Affairs from 2007 to 2008 and Head of Regulatory Affairs for North America and Latin America from 2008 to 2009. Prior to E-Z-EM, Inc., Mr. Purpura had an 11-year career with Sanofi-Aventis, ultimately serving as Associate Vice President for Regulatory CMC from 2005 to 2007. From 1985 to 1995, he had various quality and regulatory management roles with Bolar Pharmaceuticals, Luitpold Pharmaceuticals and Eon Labs Manufacturing. He earned his M.S. in Management & Policy and B.S. degrees in Chemistry and Biology at the State University of New York at Stony Brook.

Christine Padula joined the Company as the Vice President of Finance on September 9, 2019 and was previously with medCPU, Inc. as the Vice President of Finance and Controller from 2015 to 2019. Ms. Padula had a 19-year career with Siemens of which 17 years were with Siemens Financial Services, Inc. ultimately serving as the Vice President and Controller of the US division. From 1987 to 1995, she had various senior and staff accountant roles. Ms. Padula earned her B.S. degree in Business Administration with a concentration in Accounting at Montclair State University in New Jersey. Ms. Padula holds an inactive CPA license from the State of New Jersey.

Executive Compensation.

Our Compensation Committee is responsible for formulating and establishing our overall compensation philosophy with respect to our executive officers. The Company believes that a strong executive management team comprised of talented individuals in key positions at the Company is critical to the development and growth of our business and to increasing stockholder value. Accordingly, a key objective of executive compensation is to attract and retain talented and experienced individuals, while motivating them to perform and make decisions consistent with the Company’s business objectives, goals and culture. We emphasize pay-for-performance by linking executive compensation to Company performance. For each executive, the amount of pay that is actually realized is primarily driven by the Company’s performance and each executive’s contribution to that performance.

Our Compensation Committee considers the input it receives from our stockholders when designing and evaluating our executive compensation practices.

Compensation Components. The three primary components of executive compensation are base salary, annual incentive cash awards and long-term equity incentive awards:

•

Base Salary. We pay our executive officers a base salary, which our Compensation Committee reviews and determines annually. Base salaries are used to compensate our executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their total compensation. Base salaries are set in part based on the executive’s unique skills, experience and expected contribution to the Company, as well as individual performance, including the impact of such performance on our business results, and the period of the executive’s performance. Decisions regarding base salary increases take into account the executive’s current base salary, third-party benchmark and survey data, and the salary compensation paid to executive officers within and outside the Company, as well as the Company’s overall performance, its ability to afford such increases, its success in achieving its operational and strategic goals and objectives, and the executive officer’s contribution to Company performance.

•

Annual Incentive Cash Awards. Annual incentive compensation is intended to establish a direct correlation between annual cash awards and the performance of the Company. The Company’s Annual Incentive Plan, or AIP, is an annual incentive cash bonus plan designed to align the interests of participants with the interests of the Company and its stockholders. The AIP is designed to strengthen the link between a participant’s pay and his or her overall performance and the Company’s performance, focus participants on critical individual and corporate objectives, offer a competitive cash incentive, and encourage and reward performance and competencies critical to the Company’s success.

•  Long-Term Incentive Compensation. In addition to using base salaries and annual incentive cash bonuses, which our Compensation Committee views as short-term compensation, a portion of our executive compensation is in the form of long-term equity compensation. Historically, we have used a Long-Term Incentive Plan, or LTIP, as an annual equity-based incentive plan designed to align participants’ interests with those of the Company and its stockholders by rewarding participants for their contributions to the long-term success of the Company. The Board has approved the adoption of a 2020 Omnibus Equity Incentive Plan (the “2020 Plan”), subject to stockholder approval at the 2020 Annual Meeting in order to achieve similar objectives. The details concerning such plan as described in detail within Proposal 3.

Base Salary. The following table summarizes the amount of base salary and year-over-year increase for each of our named executive officers for 2018 and 2019:

Executive	Hire Date	2017 Base Salary	Percent Increase in 2018	2018 Base Salary	Percent Increase in 2019	2019 Base Salary
John Purpura, M.S.(1)	11/16/2009	$316,210	5.9%	$335,000	0.0%	$335,000
Jennifer K. Simpson, Ph.D.(2)	3/23/2012	$453,004	3.0%	$466,594	0.0%	$466,594
Barbra C. Keck, M.B.A. (3)	1/5/2009	$300,000	8.0%	$324,000	0.0%	$324,000

(1)   Mr. Purpura served as Executive Vice President, Global Head of Operations during the fiscal year ended 2019. The 2019 Base Salary reflects his base salary for such tenure. Mr. Purpura was appointed Interim Chief Executive Officer effective as of May 26, 2020 and on October 1, 2020 he was promoted to Chief Operating Officer.

(2)   Dr. Simpson, a former director and the former President and Chief Executive Officer, resigned from her positions on May 18, 2020, effective as of June 1, 2020.

(3)   Ms. Keck, the former Chief Financial Officer, resigned on May 18, 2020, effective as of June 1, 2020.

Annual Incentive Plan. Under the AIP, annual incentive target award opportunities are expressed as a percentage of a participant’s actual base salary for the performance year, beginning January 1. The following table sets forth, for each executive, the applicable target bonus percentage of base salary to which each named executive was is entitled during 2019 and the amount actually paid to him or her.

Executive	Target Bonus Expressed as % of Base Salary	Dollars	Actual Payout as % of Base Salary	Dollars
John Purpura, M.S.(1)	45.0%	$150,750	38.3%	$128,138
Jennifer K. Simpson, Ph.D.(2)	50.0%	$233,297	42.5%	$198,302
Barbra C. Keck, M.B.A.(3)	45.0%	$145,800	38.3%	$123,930

(1)

Mr. Purpura served as Executive Vice President, Global Head of Operations during the fiscal year ended 2019. The 2019 Target Bonus reflects compensation for such tenure. Mr. Purpura was appointed Interim Chief Executive Officer effective as of May 26, 2020 and on October 1, 2020 he was promoted to Chief Operating Officer.

(2)	Dr. Simpson, a former director and the former President and Chief Executive Officer, resigned from her positions on May 18, 2020, effective as of June 1, 2020.
(3)	Ms. Keck, the former Chief Financial Officer, resigned on May 18, 2020, effective as of June 1, 2020.

For 2019, AIP goals were based entirely on Company performance to focus all the executives on the same critical challenges facing the Company. Company performance in 2019 was measured based upon achievement of objectives in the following areas: (1) Clinical Trials and (2) Capital. The Compensation Committee has determined an overall achievement of 85.0%.

Long Term Incentive Compensation. Grants have typically been comprised of a mix of restricted stock and stock option awards granted in the first quarter of each year with the number of shares subject to the awards designed to deliver a competitive value targeted at the mid-market of the executive compensation comparison group.

The Compensation Committee periodically provides long-term equity incentive awards for our named executive officers based upon a holistic assessment of Company and individual performance for the prior year and its view of the appropriate incentives to best help achieve the Company’s business objectives. Our ability to provide awards at the mid-market level has been difficult to do in the past few years due to share availability. Such awards in the past few years have typically been at or below the market 25th percentile and has resulted in little to no current equity holdings (unvested or vested) for our continuing executives.

For information about the Company’s 2020 Omnibus Equity Incentive Plan, which was approved in September 2020 by the Board subject to stockholder approval at the 2020 Annual Meeting, please read the summary described in Proposal 3. A copy of such plan is also attached to this Proxy Statement as Appendix B.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2019, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one Form 4 report was filed late for each of Ms. Keck, Mr. Purpura, Mr. Rueckert, Dr. Simpson and Dr. Taglietti on July 26, 2019 to report the July 15, 2019 purchase of shares of Series E Convertible Preferred Stock and accompanying Warrants in connection with the closing of a PIPE transaction.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ending December 31, 2019 and December 31, 2018.

Name and Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
John Purpura, M.S.,	2019	335,000	288,151	—	59,390	—	—	682,541
Chief Operating Officer(4)	2018	335,000	50,000	—	—	—	—	385,000
Jennifer K. Simpson, Ph.D.	2019	466,594	508,495	—	90,706	—	—	1,065,795
Former President and Chief Executive Officer(5)	2018	466,594	75,000	—	—	—	—	541,594
Barbra C. Keck,	2019	324,000	311,449	—	64,790	—	—	700,239
M.B.A. Former Chief Financial Officer(5)	2018	324,000	50,000	—	—	—	—	374,000

(1)

For 2019, Dr. Simpson was paid $393,703, Ms. Keck was paid $274,875 and Mr. Purpura was paid $284,042. For 2018, Dr. Simpson was paid $172,142, Ms. Keck was paid $116,500 and Mr. Purpura was paid $135,669. The balance of their salaries had been accrued. Subsequently, Dr. Simpson and Ms. Keck were paid their accrued salaries following their resignations. Mr. Purpura has since been paid sixty percent of his accrued salary, and the remaining forty percent remains accrued.

(2)

For 2018 and 2019, all bonus amounts were accrued and not yet paid as of December 31, 2019. Amounts accrued for 2019 include an annual incentive award, a bonus related to Private Placements and a retention bonus. The 2018 and 2019 retention bonus accruals of $331,259 and $288,790 for Dr. Simpson and $222,300 and $193,800 for Ms. Keck (collectively the “Claimants”) have not been paid and they have become the subject of a dispute. The Claimants have filed a statement of claim with the American Arbitration Association seeking payment of the disputed retention bonuses and a hearing is pending.

(3)

Due to the lack of available shares for issuance under the Company’s 2009 Stock Incentive Plan, the Board of Directors did not grant any long-term equity awards to our named executive officers in 2018 which in no way should create any negative inference concerning the Compensation Committee’s evaluation of their performance.

(4)

Mr. Purpura served as Executive Vice President, Global Head of Operations during the fiscal years ending 2018 and 2019. The compensation described in the above table reflects his compensation during such tenure. Mr. Purpura was appointed Interim Chief Executive Officer effective as of May 26, 2020 and on October 1, 2020 he was promoted to Chief Operating Officer.

(5)	Dr. Simpson and Ms. Keck resigned from their positions on May 18, 2020, effective as of June 1, 2020.

Grants of Plan-Based Awards—2019

The following table sets forth grants of plan-based awards made during the fiscal year ended December 31, 2019 to the named executive officers. All equity grants were made pursuant to the Company’s 2019 Equity Incentive Plan, or the 2019 Plan. Under the 2019 Plan, 2,142 shares of common stock of the Company are available for grants through February 1, 2029 to the Company’s employees, directors and consultants. The stock options vested over a period of one year commencing from the date of grant in twelve equal monthly increments commencing on the one month anniversary of the grant date. The stock options carry a ten year term and expire on February 1, 2029. If the 2020 Omnibus Equity Incentive Plan is approved by our stockholders (Proposal 3), then no additional options or other forms of equity grants will be issued pursuant to the 2019 Plan, although the 2019 Plan will continue to govern the options awarded under it.

Name	Grant Date	All Other Option Awards; Number of Securities Underlying Options	Option Exercise Price	Grant Date Fair Value of Option Award
John Purpura, M.S.(1)	2/1/2019	357	$196.70	$64,790
Jennifer K. Simpson, Ph.D.(2)	2/1/2019	500	$196.70	$90,706
Barbra C. Keck, M.B.A.(3)	2/1/2019	357	$196.70	$64,790

(1)

Mr. Purpura served as Executive Vice President, Global Head of Operations during the fiscal year ended 2019. The options granted during the fiscal year ended 2019 were in connection with his position during such tenure. Mr. Purpura was appointed Interim Chief Executive Officer effective as of May 26, 2020 and on October 1, 2020 he was promoted to Chief Operating Officer.

(2)	Dr. Simpson, a former director and the former President and Chief Executive Officer, resigned from her positions on May 18, 2020, effective as of June 1, 2020.
(3)	Ms. Keck, the former Chief Financial Officer, resigned on May 18, 2020, effective as of June 1, 2020.

Outstanding Equity Awards at Fiscal Year-End Table—2019.

The following table sets forth information relating to unexercised options and unvested restricted shares held by the named executive officers as of December 31, 2019.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Had Not Vested ($)
John Purpura, M.S.	327		$196.70	2/1/2029	30	—
Jennifer K. Simpson, Ph.D.	458	(1)	$196.70	2/1/2029	42	—
Barbra C. Keck, M.B.A.	327	(1)	$196.70	2/1/2029	30	—

(1)	Dr. Simpson and Ms. Keck did not exercise their options within the required period following their resignations and such options have therefore expired.

Potential Payments upon Termination or Change of Control.

The following table shows the potential incremental value transfer to each current named executive officer under various termination or change-in-control scenarios as of December 31, 2019, the last business day of 2019. Unvested, unexercised stock options and unvested restricted stock awards are valued at the closing market price of our common stock on that date. The actual amounts to be paid out in respect of the named executive officers can only be determined at the time of such named executive officer’s actual separation from our company.

Name	Retirement or Voluntary Termination Without “Good Reason”	Termination for “Cause”	Involuntary Termination (Termination Without Cause, or Termination for Good Reason)	Upon a Change in Control	Death or Disability Termination
John Purpura, M.S.	—	—	$520,733	$520,733	—
Jennifer K. Simpson, Ph.D.(1)	—	—	$730,661	$730,661	—
Barbra C. Keck, M.B.A.(1)	—	—	$536,029	$536,029	—

(1)

Effective as of June 1, 2020, Dr. Jennifer Simpson and Ms. Barbra Keck resigned from their respective positions with the Company and therefore the above potential payments are no longer applicable to them.

Severance Arrangements.

The Company entered into an Executive Security Agreement with each of the named executive officers who served during the fiscal year ended December 31, 2019. Dr. Simpson and Ms. Keck resigned in 2020 and the terms of their agreements are no longer in effect. Mr. Purpura continues to serve the Company in 2020 as its Chief Operating Officer.

Mr. Purpura’s Executive Security Agreement provides for the payment of severance upon a qualifying termination (a termination which is involuntary but not “for cause” or a termination for “good reason” as defined therein) to be paid within 10 days of such event as follows: (i) all base salary owed to the date of the qualifying event, (ii) a one-time lump sum fee equal to his monthly base salary for a term of 18 months and (iii) COBRA payments should he remain on the Company’s health benefit plans. Mr. Purpura would also be entitled to a pro-rata portion of any AIP payment for the fiscal year in which termination of employment occurs due by March 15th of the following year. The term of the Executive Security Agreement continues until terminated by mutual agreement of Mr. Purpura and the Company.

Gerard Michel Employment Agreement.

Pursuant to an employment agreement dated as of August 31, 2020 between the Company and Mr. Michel (the “Employment Agreement”), the term of Mr. Michel’s employment began on October 1, 2020. Under the Employment Agreement, Mr. Michel will receive an annual base salary of $450,000, subject to annual review by the Board’s Compensation and Stock Option Committee, and will be eligible to participate in the Company’s annual incentive plan with a target annual cash bonus equal to 50% of his then-current base salary.

Pursuant to the Employment Agreement, on October 1, 2020, the Company granted to Mr. Michel a nonqualified and non-plan stock option “inducement award” (the “Option”) to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The Option vests ratably over a 36-month period beginning October 1, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the Option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest.

In addition, pursuant to the Employment Agreement, the Company will reimburse Mr. Michel up to $6,500 per month to cover his temporary expenses incurred in connection with traveling to and living in the New York City tristate area to work onsite at the Company’s principal corporate office for the initial eighteen (18) months of his employment.

Mr. Michel may resign his at-will employment with the Company for “Good Reason” (as defined within the Employment Agreement) and the Company may terminate Mr. Michel’s at-will employment other than for “Cause” (as defined within the Employment Agreement). If Mr. Michel resigns his at-will employment for Good Reason or the Company terminates Mr. Michel’s employment other than for Cause, then Mr. Michel shall be entitled to his accrued and unpaid compensation and, subject to him entering into and not revoking a general release of claims in favor of the Company and fully complying with the terms of an Employee Confidentiality, Invention Assignment and Restrictive Covenants Agreement (the “Restrictive Covenants Agreement”), Mr. Michel shall also be entitled to:

•

A severance payment equal in the aggregate to twelve (12) months of his annual base salary at the time of termination, payable in twelve (12) equal monthly installments (and subject to applicable withholdings and deductions) beginning on the last Company payroll date of the first full month following termination of employment (“Severance Benefits”); and

•

If Mr. Michel timely and properly elects health plan (medical, dental and/or vision) continuation coverage under COBRA, the Company will reimburse Mr. Michel in an amount equal to the difference between the monthly COBRA premium paid by Mr. Michel for him and his dependents and the monthly premium amount paid by similarly situated active executives under the Company’s group health plans (“COBRA Benefits”). Such reimbursement will be paid to Mr. Michel on or by the last day of the month immediately following the month in which Mr. Michel timely remits the COBRA premium payment. Mr. Michel will be eligible to receive COBRA premium reimbursement until the earliest of: (x) the twelve-month anniversary of the date his employment with the Company terminates; (y) the date Mr. Michel is no longer eligible to receive COBRA continuation coverage; and (z) the date on which Mr. Michel becomes eligible to receive substantially similar coverage from another employer.

•

In addition, the Employment Agreement provides that if Mr. Michel’s at-will employment is terminated by Mr. Michel for Good Reason or by the Company without Cause, in each case within three (3) months before or twelve (12) months following a change in control of the Company, Mr. Michel shall be entitled to receive his accrued and unpaid compensation and, subject to Mr. Michel entering into and not revoking a general release of claims in favor of the Company and fully complying with the Restrictive Covenants Agreement, Mr. Michel shall be entitled to receive (i) the Severance Benefits, (ii) the COBRA Benefits, (iii) immediate acceleration of any unvested portion of the Option and any other outstanding stock options granted to him at the time of his termination and (iv) a pro-rated annual cash incentive bonus for the fiscal year in which Mr. Michel’s employment terminates, as determined by the Board or the Compensation and Stock Option Committee based on its assessment of the actual performance of the Company and Mr. Michel following the completion of the fiscal year in which the termination of employment occurs; such pro-rated cash incentive bonus to be paid to Mr. Michel in a lump sum no later than 60 days after the filing of the Company’s Annual Report on Form 10-K for the fiscal year in which the termination of employment occurs.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2019, with management and Marcum LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

The Audit Committee also discussed with Marcum LLP the matters required to be discussed by the Statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Elizabeth Czerepak (Chair)

Dr. Roger G. Stoll

October 20, 2020

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

In order for a stockholder proposal to be eligible for inclusion in our proxy statement for the 2021 annual meeting of stockholders, the proposal must be received by the Corporate Secretary not later than 120 days before the anniversary of the date this Proxy Statement was first released to our stockholders, and must otherwise comply with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934. In addition, in order for a stockholder to present a proposal or other matter or to nominate a person for election as a director at the 2021 annual meeting of stockholders, the stockholder must give Delcath written notice of the proposal or other matter to be presented at the meeting no later than 120 days before the anniversary of the date this Proxy Statement was first released to our stockholders, and must otherwise comply with our amended and restated certificate of incorporation. If the date set for the 2021 annual meeting is more than 30 calendar days before or after November 23, 2021, such notice must instead be received no later than 60 calendar days before the date set for such meeting. Proposals or notices of intent to present a proposal should be addressed to the Corporate Secretary, Delcath Systems, Inc., 1301 Avenue of the Americas, 43FL New York, New York 10019, and should be sent by overnight delivery or certified mail, return receipt requested. If a stockholder fails to provide timely notice of a proposal to be presented at the 2021 annual meeting, the proxies designated by the Board will have discretionary authority to vote on the proposals.

OTHER MATTERS

We know of no other matters to be brought before the 2020 Annual Meeting. However, if any other matters do properly come before the 2020 Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s site on the Internet, located at www.sec.gov.

You may obtain copies of any of the documents we file with the Securities and Exchange Commission, without charge, by requesting them in writing or by telephone from us at the following address:

Delcath Systems, Inc.

1633 Broadway, Suite 22C

New York, New York 10019

Attn: Corporate Secretary

telephone: 212-489-2100

You may also access such documents free of charge at http://www.delcath.com/investors/sec-filings/ as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Securities and Exchange Commission. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this proxy statement.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Gerard Michel
President and Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

Delcath Systems, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of Delcath Systems, Inc. (the “Corporation”) resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Amendment”), declaring said amendment to be advisable and directing that the proposal be considered at the next annual meeting of the Corporation’s stockholders. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended so that, as amended, said Article shall read as follows:

“FOURTH: The total number of all classes of shares of capital stock which the Corporation shall have authority to issue is fifty million (50,000,000), consisting of ten million (10,000,000) shares of Preferred Stock, with a par value of $.01 per share, and forty million (40,000,000) shares of Common Stock, with a par value of $.01 per share.”

SECOND: That this Certificate of Amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this [•] day of November, 2020.

DELCATH SYSTEMS, INC.

By:
Name:
Title:

A-1

APPENDIX B

DELCATH SYSTEMS, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN

DELCATH SYSTEMS, INC.

2020 OMNIBUS EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan (the “Plan”) is to align the interests of selected Employees, Non-Employee Directors and Consultants with those of Delcath Systems, Inc.’s (the “Company”) stockholders by providing such individuals with long-term incentive compensation opportunities tied to the performance of the Company’s Common Stock. The Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2. Definitions. Certain terms used in the Plan have the meanings set forth below (capitalized terms used in the Plan that are not defined below have the meanings set forth elsewhere in the Plan):

“Affiliate” means any Subsidiary and any other corporation or other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with, the Company. For this purpose, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the Nasdaq Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).

“Award” means an award under the Plan, including any Incentive Stock Option, a Non-Qualified Option, Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, an Other Stock-Based Award or a Cash Award.

“Award Agreement” means the written agreement entered into between the Participant and the Company setting forth the terms and conditions applicable to an Award, as provided under Section 5(c). An Award Agreement may, in the discretion of the Committee, be transmitted electronically to any Participant.

“Base Price” means the price per share of Common Stock subject to a Stock Appreciation Right at which the Stock Appreciation Right may be exercised or settled.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Cash Award” means an award denominated in cash that is granted pursuant to Section 11.

“Cause”, with respect to any Employee or Consultant, unless the applicable Award Agreement provides otherwise, shall have the meaning given to such term in any employment or other written agreement between such Participant and the Company or Affiliate, as applicable, or, in the event that such term is not defined in such agreement or in the absence of any such agreement, shall mean the occurrence of any of the following:

(i) The Participant’s willful failure to perform his or her duties and responsibilities to the Company or an Affiliate, or refusal to perform any lawful and reasonable directive of the Company or an Affiliate;

(ii) The Participant’s gross negligence or willful misconduct in the performance of his or her duties for the Company or an Affiliate;

(iii) The Participant’s commission of any act of fraud, embezzlement, dishonesty, moral turpitude, misappropriation of funds, breach of fiduciary duty, duty of loyalty and fidelity or other willful misconduct with respect to the Company or an Affiliate, or any act, whether or not related to the performance of the Participant’s Service, that affects the Company’s or any Affiliate’s reputation in a manner that may reasonably be expected to have a material adverse effect on the business, prospects, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or any Affiliate;

(iv) The Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any Affiliate or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company or any Affiliate;

(v) The Participant’s breach of any of his or her obligations under any written agreement or covenant with, or any material policy of, the Company or any Affiliate;

(vi) The Participant’s indictment or conviction of or plea of nolo contendere to a felony or crime of moral turpitude;

(vii) The Participant’s debarment, exclusion or disqualification by any government regulator or government agency from participating in the business of the Company or any Affiliate; or

(viii) The Participant’s exhibition of a standard of behavior within the scope of or related to the Participant’s employment, or is a violation of the Company’s code of conduct, that is disruptive to the orderly conduct of the Company’s or its Affiliates’ business operations (including, without limitation, substance abuse, sexual harassment or sexual misconduct, or other unlawful harassment or retaliation).

“Cause”, with respect to any Non-Employee Director, unless the applicable Award Agreement provides otherwise, means a determination by a majority of the disinterested Directors that the Non-Employee Director has engaged in any of the following: (i) malfeasance while in office; (ii) gross negligence, willful misconduct or neglect with respect to the Company or any Affiliate; (iii) false or fraudulent misrepresentation in connection with the Non-Employee Director’s appointment; or (iv) conversion of corporate funds.

For the avoidance of doubt, references to the Company and Affiliate in the foregoing definitions of “Cause” shall include the successor to either as may be appropriate.

“Change in Control” means the date of the occurrence of any of the following events, provided that the event constitutes a “change in control event” within the meaning of Section 409A of the Code:

(i) The consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting power of the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

(ii) Any one Person, or more than one Person acting as a group, acquires ownership of the stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person or group, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (ii). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(iii) A majority of the Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the Directors prior to the date of the appointment or election; or

(iv) Any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iv), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (3) above. For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as the same may be amended from time to time and any successor statute.

“Committee” means the committee of the Board appointed by the Board to administer the Plan, pursuant to Section 3, which, unless otherwise determined by the Board, shall be the Compensation and Stock Option Committee. In the absence of any such Committee, any action permitted or required to be taken hereunder by the Committee shall be deemed to refer to the Board.

“Common Stock” means the Company’s common stock, par value $0.001 per share, or such other securities of the Company as may be designated by the Committee in substitution thereof.

“Consultant” means any Person who provides consulting or other services to the Company or any Affiliate and who is (i) neither an Employee nor a Non-Employee Director and (ii) may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act.

“Director” means a member of the Board.

“Disability” means (a) in the case of Incentive Stock Options, total and permanent disability as defined in Section 22(e)(3) of the Code, and (b) in the case of other Awards, unless the applicable Award Agreement provides otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and considered “disabled” within the meaning of Section 409A of the Code). The determination of whether an individual has a Disability shall be determined under procedures established by the Committee, which shall be final, conclusive and binding. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Dividend Equivalent Right” means the right of a Participant, granted pursuant to Section 9 in connection with the Restricted Stock Unit Award, to receive a credit for the account of such Participant in an amount equal to cash or stock dividends or other distributions paid by the Company in respect of one share of Common Stock.

“Effective Date” means the date of adoption of the Plan by the Board.

“Eligible Person” means any of the following: (i) any Employee, Consultant, or Non-Employee Director or (ii) any individual to whom the Company or any Affiliate has extended a formal offer of employment, so long as the grant of any Award shall not become effective until such individual commences such employment.

“Employee” means an individual, including, without limitation, any Officer and Director, who is a common law employee of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a share of Common Stock subject to an Option may be purchased upon the exercise of the Option.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable (subject to compliance with Applicable Law, including Section 409A of the Code);

(ii) If the Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable), which such decision shall be final, conclusive and binding.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution or action, then such date as set forth in such resolution or action.

“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code and is designated as an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option, or even if so designated does not qualify as an Incentive Stock Option at or subsequent to its Grant Date, it shall constitute a Non-Qualified Option.

“Non-Employee Director” means a Director who is not an Employee, and who satisfies the requirements of a “non-employee director” within the meaning of Section 16 of the Exchange Act.

“Non-Qualified Option” means an Option that is not an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means the right to purchase, at the price and for the term fixed by the Committee in accordance with Section 6, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of shares of Common Stock determined by the Committee.

“Other Stock-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Cash Award, and that is granted under Section 11 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an Eligible Person to whom the Committee has granted an Award under the Plan (or, if applicable, such other Person who holds an outstanding Award).

“Performance Award” means an award that may vest or may become eligible to vest contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted pursuant to the terms of Section 10.

“Performance Goal” means one or more goals as may be established by the Committee that must be met by the end of a given Performance Period as a contingency for a given Award to vest and/or become exercisable, settled or payable, or to otherwise determine the numbers of shares of Common Stock or stock-denominated units that are earned under an Award.

“Performance Period” means one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting, exercisability, settlement or payment of an Award.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint share company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Restricted Stock Award” means a grant of shares of Common Stock under Section 8 that are issued subject to vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit Award” means an Award of Restricted Stock Units under Section 9.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time or any successor statute.

“Service” means, as applicable, a Participant’s service with the Company or an Affiliate, as an Employee, Non-Employee Director or Consultant. For purposes of the Plan, a Participant’s Service shall not be deemed to have been terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Non-Employee Director or merely because of a transfer of the Participant’s Service between the Company and/or Affiliates (except as may be required for compliance with Section 409A of the Code). The Committee, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Stock Appreciation Right” means a contractual right granted under Section 7 entitling the holder of such right to receive, subject to limitation and restrictions in the Plan and applicable Award Agreement, the appreciation in value of Common Stock.

“Subsidiary” means any entity in which the Company owns at least 50% of the combined voting power of all classes of equity entitled to vote or at least 50% of the combined value of all classes of equity.

“Ten Percent Stockholder” means an Employee who, at the time an Option is granted, owns either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

3. Administration of the Plan.

a. General. The Plan shall be administered by the Committee (or the Board if no Committee has been appointed). The Committee shall have the power and authority to (i) prescribe, amend and rescind rules and procedures governing the administration of the Plan; (ii) determine and designate from time to time each Eligible Person to whom an Award will be granted and the type of Award to be granted; (iii) determine the number of shares of Common Stock subject to each Award and the Grant Date of each Award; (iv) prescribe the terms of each Award, including, without limitation, the time or times when, and the manner and conditions upon which, each Award shall vest, become exercisable, be settled and/or expire, the Exercise Price or Base Price of each Award (as may be applicable), and the form of payment made in settlement of each Award; (v) specify the terms of the Award Agreement relating to each Award; (vi) determine or impose other conditions to the receipt of shares of Common Stock subject to an Award, as it may deem appropriate, including but not limited to, cash payments; (vii) interpret the terms of the Plan and each Award Agreement and the rules of procedures established by the Committee under the Plan; (viii) determine the rights of all Persons under the Plan; (ix) correct any defect or omission or reconcile any inconsistency in the Plan or in any Award Agreement; (x) make all determinations relating to the Service of a Participant; (xi) grant waivers of any conditions of the Plan or any Award Agreement, subject to Applicable Law; and (xii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends under an Award, the Committee shall have the discretionary authority to round such fractional share or unit to the nearest higher whole share or unit, or convert such fractional share or unit into a right to receive a cash payment (unless determined otherwise by the Committee, such fractional share or unit shall be rounded to the nearest higher whole share or unit). All actions, decisions and interpretations of the Committee, the Board and any delegate of the Committee or Board under the Plan or any Award Agreement shall be final, binding, conclusive and non-appealable on all Persons, and shall be given the maximum deference permitted by law. The Committee’s and the Board’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards) need not be uniform and may be made by the Committee or the Board selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated.

b. Composition of the Committee. Except as otherwise determined by the Board, the Committee shall consist of two or more Directors appointed to such committee from time to time by the Board. To the extent deemed necessary or appropriate by the Board, the Committee shall consist solely of at least two Directors who are Non-Employee Directors and are “independent directors” under any applicable exchange requirements. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3; however, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

c. Delegation of Authority. The Board or the Committee may delegate to a committee of one or more Directors and/or Officers who are not Non-Employee Directors the authority to grant Awards to Eligible Persons who are not then subject to Section 16 of the Exchange Act. In the event of such delegation of authority, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with such delegation by treating any reference to the Committee as a reference to the committee or Officers to whom such delegation has been made.

d. Limited Liability; Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the maximum extent allowed by the Company’s charter, by-laws and Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

a. Aggregate Limit. Subject to adjustment as set forth in Section 4(d), the total number of shares of Common Stock reserved and available for grant and issuance pursuant to Awards under the Plan is equal to 675,000 shares (the “Share Reserve”), the full amount of which may be issued under the Plan through the exercise of Incentive Stock Options. For purposes of counting shares against the Share Reserve, Awards denominated in shares of Common Stock and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee. Shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares, treasury shares, forfeited shares and/or shares reacquired by the Company in any manner. As of the Effective Date, no further awards shall be made under the Company’s 2019 Equity Incentive Plan or any other prior equity incentive plans of the Company (but such plans shall remain in effect as to awards made thereunder that are still outstanding as of the Effective Date).

b. Individual Limits.

(i) Participants other than Non-Employee Directors. Subject to adjustment under Section 4(d), (A) the maximum number of shares of Common Stock underlying Options and Stock Appreciation Rights that may be granted under the Plan during any calendar year to any one Participant (other than a Non-Employee Director) shall be 500,000 shares; (B) the maximum number of shares of Common Stock subject to Restricted Stock Awards, awards of Restricted Stock Units and Other Stock Based Awards that may be granted under the Plan during any calendar year to any one Participant (other than a Non-Employee Director) shall be 500,000 (where the number of shares earned is dependent on the level of attainment of Performance Goals under a Performance Award, the number of shares counted shall be the number that may be earned at maximum performance); (C) the maximum amount of a Cash Award that may be paid pursuant to Section 11 in any calendar year to any Participant (other than a Non-Employee Director) shall be $3,000,000.

(ii) Non-Employee Directors. In any director year (as described below), no Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for his or her service as a Non-Employee Director during such director year, exceed an aggregate value of $750,000 (with value of each equity award based on its grant date fair value, determined in accordance with U.S. generally accepted accounting principles). Any cash compensation paid or Awards granted to an individual for his or her service as an Employee, or for his or her services as a Consultant (other than a Non-Employee Director), will not count for purposes of the limitation under this Section. For purposes of the foregoing, a “director year” shall mean the approximate one-year period beginning on the date of a regular annual meeting of the Company’s stockholders and ending on the date of the next regular annual meeting of the Company’s stockholders.

c. Returned Shares. Any shares of Common Stock subject to an outstanding Award or any portion thereof granted under the Plan will be returned to the Share Reserve and will be available for issuance in connection with subsequent Awards under the Plan to the extent such shares (or the Awards covering such shares) (i) are cancelled, forfeited or settled in cash; (ii) expire by their terms at any time; or (iii) are reacquired by the Company pursuant to a forfeiture provision. Notwithstanding the foregoing, shares subject to an Award shall not again be made available for issuance under the Plan if such shares are surrendered or tendered to pay the Exercise Price or Base Price of such Award or any tax withholding obligation arising in connection with vesting, exercise or settlement of such Award.

d. Adjustments for Changes in Common Stock, Etc. In the event of any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off, or other similar corporate change, or any other any relevant change affecting the capitalization of the Company, the Committee shall, in the manner that it, in its sole discretion, determines is appropriate, cause an equitable adjustment or substitution to be made to (i) the maximum number of shares (or other securities or rights) reserved for issuance and future grant from the Share Reserve, (ii) the individual award limits set forth in Section 4(b), (iii) the number and kind of shares (or other securities or rights) subject to then outstanding Awards, (iv) the Exercise Price or Base Price with respect to any Option or Stock Appreciation Right, (v) the Performance Goals applicable to any Award and (vi) any other terms of an Award that are affected by the event. Any such actions shall be taken by the Company in good faith so as to substantially preserve the value, rights and benefits of any affected Awards. In the case of adjustments made pursuant to this Section 4(d), unless the Committee specifically determines that such adjustment is in the best interests of the Company or Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 4(d) will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code, and in the case of Non-Qualified Options and Stock Appreciation Rights, ensure that any adjustments under this Section 4(d) will not constitute a modification of such Non-Qualified Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 4(d) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in connection with any of the events described above, the Committee, in its sole discretion, and subject to compliance with Section 409A of the Code may provide that each Award then-outstanding shall terminate in exchange for an equitable payment as determined by the Committee in good faith, which, in the case of Options and Stock Appreciation Rights, may include a cash payment to the extent of the excess, if any, of the then-Fair Market Value of a share of Common Stock subject to the Award, over the Exercise Price or Base Price per share of Common Stock subject to the Award, and in the event that there is no such excess, a payment of zero.

e. Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or an Affiliate or with which the Company or Affiliate combines after the Effective Date (“Substitute Awards”). To the extent permitted by Applicable Law, shares of Common Stock subject to Substitute Awards shall not be counted against the Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the share limit applicable to Incentive Stock Options. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

5. Eligibility and Awards.

a. Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant under the Plan in accordance with the Committee’s authority under Section 3. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

b. Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3 and other terms of the Plan. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

c. Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth (as applicable) the number of shares of Common Stock, units or other rights subject to the Award, the Exercise Price, Base Price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable, settled or payable, the term of the Award and any Performance Goals applicable to the Award. The Award Agreement may also set forth the effect on an Award of a Change in Control or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

6. Option Awards.

a. Grant of Options. An Award of an Option may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Exercise Price, the term of the Option, the number of shares of Common Stock to which the Option relates, any conditions to the exercise or vesting of all or a portion of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Option. In no event shall an Incentive Stock Option be granted to an individual who is not an employee of the Company or of a “subsidiary corporation” or a “parent corporation,” whether now or hereafter existing, as such terms are defined in Section 424(f) of the Code. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan exceeds $100,000, the Option or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Options. The Company shall have no liability to any Participant, or to any other Person, if an Option (or any portion thereof) that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option at any time or if an Option (or any portion thereof) is determined to constitute “nonqualified deferred compensation” under Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

b. Exercise Price. The Exercise Price with respect to shares of Common Stock subject to an Option shall be determined by the Committee in its sole discretion, provided, however, that the Exercise Price per share shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Common Stock on the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, and a Non-Qualified Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

c. Term of Option. The Committee shall determine and set forth in an Award Agreement the term during which an Option may be exercised, provided that in no event shall any Option have a maximum term greater than ten years from the Grant Date (except that the maximum term of an Incentive Stock Option granted to a Ten Percent Stockholder shall be no more than five years from the Grant Date), or such shorter period as set forth in the Award Agreement. Each Option shall terminate, cease to be exercisable and be forfeited not later than the end of the maximum term specified in the Award Agreement pertaining to the Option.

d. Vesting and Exercisability of Options. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Option upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of an Option are not satisfied, the Option shall be forfeited. In no event may any Option be exercised for a fraction of a share of Common Stock.

e. Termination of Service.

(i) General. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of the termination of Service) within the period of time ending on the earlier of (A) 90 days following the termination of the Participant’s Service, and (B) the expiration of the term of the Option as set forth in the Plan or Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option will terminate.

(ii) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of termination of Service), but only within such period of time ending on the earlier of (A) the date 12 months following such termination of Service, and (B) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option will terminate.

(iii) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if (A) a Participant’s Service terminates as a result of the Participant’s death, or (B) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Service for a reason other than death, then the Option may be exercised (to the extent the Option was vested and the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (A) the date 12 months following the date of death, and (B) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the applicable time frame, the Option will terminate.

(iv) Termination for Cause. Except as provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and a Participant, if a Participant’s Service is terminated by the Company or any Affiliate for Cause, each Option, whether vested or unvested, that is held by such Participant shall terminate, cease to be exercisable/payable and be forfeited as of the date of such termination of Service.

f. Exercise of Options; Payment.

(i) Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, in whole or in part, by a Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock to be purchased. An Option may not be exercised after it is forfeited or otherwise terminated.

(ii) Payment of Exercise Price. The aggregate Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods: (A) cash or a certified or bank cashier’s check; (B) if and upon the terms approved by the Committee in its sole discretion, by delivery to the Company of previously owned and vested shares of Common Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired pursuant to such exercise, (C) if and upon the terms approved by the Committee in its sole discretion, through the withholding by the Company of shares of Common Stock otherwise to be received, with such withheld shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired; (D) a “cashless” exercise program established with a broker; (E) by any combination of such methods of payment, or (F) any other method approved by the Committee in its sole discretion. Unless otherwise specifically provided in the Option, the Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period the Common Stock is publicly traded, an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited. The Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of shares of Common Stock as payment of the aggregate Exercise Price.

g. Disqualifying Disposition with respect to Incentive Stock Option. If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of (i) two years from the Grant Date of such Option, or (ii) one year from the date of the transfer of shares to the Participant pursuant to the exercise of such Option, or in any other “disqualifying disposition” within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any Affiliate) thereupon has a tax withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or such Affiliate) is required to pay as a result of the disqualifying disposition.

7. Stock Appreciation Rights.

a. Grant of Stock Appreciation Rights. An Award of a Stock Appreciation Right may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Base Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right relates, any conditions to the exercise of all or a portion of the Stock Appreciation Right and such other terms and conditions as the Committee, in its sole discretion, shall determine. A Stock Appreciation Right may, in the sole discretion of the Committee, be granted in tandem with an Option, and in such event, shall (i) have a Base Price per share equal to the per share Exercise Price of the Option, (ii) be vested and exercisable at the same time or times that a related Option is vested and exercisable, and (iii) expire no later than the time at which the related Option expires.

b. Benefits Upon Exercise. Subject to such terms and conditions as specified in an Award Agreement, a Stock Appreciation Right shall entitle the Participant to receive a payment, upon exercise or other settlement of the Stock Appreciation Right, of an amount determined by multiplying (i) the excess of the Fair Market Value of each share of Common Stock covered by the Stock Appreciation Right on the date of exercise or settlement of the Stock Appreciation Right over the Base Price per share of Common Stock covered by the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is exercised or settled. Such payment may be in cash, in shares of Common Stock (with or without restriction as to substantial risk of forfeiture and transferability, as determined by the Company in its sole discretion) valued at their Fair Market Value on the date of exercise or other settlement, or in any combination, as the Committee shall determine in the Award Agreement. Upon exercise of a tandem Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a tandem Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares of Common Stock for which such Option has been exercised.

c. Base Price. The Base Price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee in its sole discretion, provided, however, that the Base Price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date of such Stock Appreciation Right.

d. Term of Stock Appreciation Right. The Committee shall determine and set forth in an Award Agreement the term during which a vested Stock Appreciation Right may be exercised or settled, provided that in no event shall any Stock Appreciation Right have a maximum term greater than 10 years from the Grant Date, or such shorter period as set forth in the Award Agreement. Each Stock Appreciation Right shall terminate, cease to be exercisable/payable and be forfeited, not later than the end of the maximum term specified in the Agreement pertaining to the Stock Appreciation Right.

e. Vesting and Exercisability of Stock Appreciation Rights. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested, exercisable and/or settled. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other written agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Stock Appreciation Right upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of a Stock Appreciation Right are not satisfied, the Stock Appreciation Right shall be forfeited.

f. Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, a Stock Appreciation Right may be exercised, in whole or in part, by a Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock with respect to which the exercise applies. A Stock Appreciation Right may not be exercised after it is forfeited or otherwise terminated.

g. Termination of Service. The same rules of Section 6(e) that apply to Options regarding termination of Service shall also apply to Stock Appreciation Rights.

8. Restricted Stock Awards.

a. Grant of Restricted Stock. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Restricted Stock Award, the payment (if any) required for such shares, the vesting restrictions applicable to such shares and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may require that certificates representing the shares of Common Stock issued pursuant to a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing such shares will remain in the physical custody of the Company or an escrow holder until all restrictions are removed or have expired. The Committee may also require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate blank stock power with respect to the shares of Common Stock covered by such agreement. If a Participant fails to execute an agreement evidencing a Restricted Stock Award and, if applicable, an escrow agreement and stock power, the Award shall be null and void.

b. Vesting of Restricted Stock Awards. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Restricted Stock Award shall vest. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of a Restricted Stock Award upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to a Restricted Stock Award are not satisfied, the shares subject to the Award shall automatically be forfeited, the Participant shall assign, transfer, and deliver any certificates evidencing ownership of such shares to the Company, and the Participant shall cease for all purposes to be a stockholder with respect to such shares. If the Participant paid for such forfeited shares in cash or other tangible consideration, then, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) the amount originally paid by the Participant for such shares and (ii) the Fair Market Value of such shares on the date of forfeiture. Without limiting Section 8(a), by acceptance of a Restricted Stock Award, the Participant shall be deemed to appoint, and does so appoint by execution of the Award Agreement, the Company and each of its authorized representatives as the Participant’s attorneys-in-fact to effect the transfer of forfeited shares subject to the Restricted Stock Award.

c. Nontransferability. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge unless and until (i) the vesting conditions applicable to the Award have been achieved, and (ii) the other restrictions on transferability applicable to Common Stock set forth in the Plan, the Award Agreement or otherwise have been satisfied.

d. Rights as a Stockholder. Subject to the foregoing provisions of this Section 8 and, unless otherwise stated in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder with respect to shares of Common Stock granted to the Participant under a Restricted Stock Award, including the right to vote such shares and the right to receive dividends and distributions with respect such shares. However, unless provided otherwise in an Award Agreement, all cash and stock dividends and distributions shall be held back by the Company for the Participant’s account until such time as the related portion of the Restricted Stock Award vests (at which time such dividends or distributions, as applicable, shall be released and paid) and if such related portion of the Restricted Stock Award is forfeited, such dividends or distributions, as applicable, will be forfeited.

e. Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the date of grant of the Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Unit Awards.

a. Grant of Restricted Stock Units. An Award of hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Restricted Stock Units subject to the Award, the vesting and/or earnings conditions applicable to the Restricted Stock Units, the timing for settlement of the Restricted Stock Units and such other terms and conditions as the Committee, in its sole discretion, shall determine. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

b. Vesting of Restricted Stock Units. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, Restricted Stock Units shall vest and/or be settled. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service as of a specified date) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of any Restricted Stock Units upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to Restricted Stock Units are not satisfied, such units shall automatically be forfeited.

c. Dividend Equivalent Rights. The Committee may permit Participants holding Restricted Stock Units to receive Dividend Equivalent Rights on outstanding Restricted Stock Units if dividends are paid to stockholders on shares of Common Stock. If so permitted by the Committee, such Dividend Equivalent Rights may be paid in cash or shares of Common Stock (in the sole discretion of the Committee), and will be payable to the Participant upon settlement of the Restricted Stock Units to which the Dividend Equivalent Rights relate and, to the extent such Restricted Stock Units are forfeited, the Participant shall have no right to payment in respect of the Dividend Equivalent Rights. If the Committee permits Dividend Equivalent Rights to be made on Restricted Stock Units, the terms and conditions for such Dividend Equivalent Rights will be set forth in the applicable Award Agreement.

d. Settlement. At the time of settlement of a vested Restricted Stock Unit (which may be upon or following vesting of the Award, as set forth in the Award Agreement), the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit and cash equal to any Dividend Equivalents credited with respect to each such vested Restricted Stock Unit and any interest thereon (or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Stock Unit vested (or specified deferred settlement date, if later).

10. Performance Awards.

a. Types of Performance Awards. In the discretion of the Committee, a Performance Award may be granted to any Eligible Person as an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Cash Award.

b. Terms of Performance Awards. Performance Awards will be based on the attainment of Performance Goals that are established by the Committee for the relevant Performance Period. Prior to the grant of any Performance Award, the Committee will determine and each Award Agreement shall set forth the terms of each Performance Award, including, without limitation: (i) the nature, length and starting date of any Performance Period; (ii) the Performance Goals that shall be used to determine the time and extent to which a Performance Award has been earned; (iii) amount of any cash bonus, or the number of shares of Common Stock deemed subject to a Performance Award, and (iv) the effect of a termination of Participant’s Service on a Performance Award. Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and Performance Goals. A Performance Award may but need not require the Participant’s completion of a specified period of Service.

c. Determination of Achievement. The Committee shall determine the extent to which a Performance Award has been earned in its sole discretion, including the extent to which Performance Goals have been attained, and the degree of achievement between minimum and maximum levels. The Committee may reduce or waive any criteria with respect to a Performance Goal, or adjust a Performance Goal (or method of calculating the attainment of a Performance Goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals in its sole discretion, subject to any limitations contained in the Award Agreement and compliance with Applicable Law.

11. Other Stock-Based Awards and Cash Awards.

a. Other Stock-Based Awards. The Committee may grant, either alone or in tandem with other Awards, to any Eligible Person an Other Stock-Based Award that is payable in, valued in whole or in part by reference to, or otherwise based or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded as a bonus or other compensation which are issued without restrictions on transfer and other incidents of ownership and free from forfeiture conditions (other than those that generally apply to shares of Common Stock under the Plan). An Other Stock-Based Award shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Award, any payment required for such Award, any vesting conditions applicable to the Award and such other terms and conditions as the Committee, in its sole discretion, shall determine.

b. Cash Awards. The Committee may grant, to any Eligible Person, a Cash Award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals and/or such other terms as the Committee may determine (“Cash Award”). A Cash Award may also require the completion of a specified period of Service. The degree to which Performance Goals applicable to a Cash Award have been attained will be conclusively determined by the Committee, in its sole discretion. The Committee may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Cash Award, or such portion thereof as the Committee may specify, to be paid in whole or in part in cash or other property.

12. Forfeiture Events.

a. General. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, without limitation, a termination of Service for Cause and/or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is materially detrimental to the business or reputation of the Company. The Committee shall have the power to determine whether the Participant has been terminated for Cause and the date upon which such termination for Cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause, the Committee may, subject to compliance with Applicable Law, suspend the Participant’s rights to exercise any Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for Cause.

b. Right of Recapture. Unless otherwise provided in an Award Agreement, if at any time within 1 year after the date on which a Participant exercises an Option or Stock Appreciation Right or on which an another Award vests or becomes payable, or on which income otherwise is realized by a Participant in connection with an Award,

(i) a Participant’s Service is terminated for Cause, or

(ii) the Committee determines in its sole discretion either that, (A) while in Service, the Participant had engaged in an act which would have warranted termination for Cause, or (B) after termination of Service for any reason, the Participant has engaged in conduct that violates any continuing obligation or duty of the Participant in respect of the Company, or any Affiliate, then any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Committee. Such gain shall be determined as of the date on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement), subject to compliance with Section 409A of the Code and other Applicable Law. The foregoing shall apply in addition to any other relief available to the Company or any of its Affiliates at law or otherwise and without limiting the ability of the Company or any of its Affiliates to pursue the same.

c. Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement or compensation clawback policy as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company or any Affiliate. Without limiting the generality of the foregoing, any such clawback policy of the Company, whether required by applicable listing standards or law, or otherwise adopted by the Board in its discretion, may provide that if a Participant, regardless of his or her position with the Company, receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement. By accepting an Award hereunder, the Participant acknowledges and agrees that any such policy shall apply to such Award, and all compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of such policy. Although not required to give effect to the provisions of this Section 12(c), the Committee may, as it deems appropriate, amend the Plan to reflect the terms of any such policy.

13. Change in Control. Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, outstanding Awards under the Plan shall be subject to the agreement pursuant to which the Change in Control takes place (or to such treatment as the Committee otherwise determines), which need not treat all outstanding Awards or Participants in an identical manner. Such agreement (or other treatment), without the Participant’s consent, may provide for one or more of the following with respect to Awards outstanding as of or immediately prior to the effective date of the Change in Control:

a. The continuation of any outstanding Awards by the Company (if the Company is the surviving entity);

b. The assumption of any outstanding Awards by the acquirer or surviving entity or its parent or subsidiary in a manner that complies with Sections 424(a) and 409A of the Code (as applicable), or the substitution by the successor or acquiring entity or its parent or subsidiary of equivalent awards with substantially the same terms for such outstanding Award in a manner that complies with Sections 424(a) and 409A of the Code (as applicable);

c. Full or partial acceleration of vesting and/or, if applicable, exercisability, of any Awards, and, in the case of Options or Stock Appreciation Rights, followed by the cancellation of such Options or Stock Appreciation Rights, if not exercised within a time period prior to the Change in Control, as specified by the Committee. The full or partial exercisability of such Awards and full or partial vesting of any Awards may be contingent on the closing of such Change in Control. Any exercise of Options or Stock Appreciation Rights during such period may be contingent on the closing of such Change in Control;

d. With respect to Performance Awards, the cessation, upon the date of the Change in Control, of any incomplete Performance Periods applicable to such Awards, with the Committee determining the extent to which the Performance Goals applicable to such Awards have been attained as of the date of the Change in Control based on such audited or unaudited financial information then available as the Committee deems appropriate, and partial or full payment to the Participant in respect of such Awards based on such determination by the Committee, or, if not determinable, with the assumption that the applicable “target” level of performance has been attained, or on such other basis determined by the Committee;

e. The settlement of Awards (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value (as determined by the Committee) equal to the required amount provided in the agreement pursuant to which the Change in Control occurs, followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee in its sole discretion. Subject to compliance with Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continuous Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this paragraph, the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security. Further, subject to compliance with Section 409A of the Code, the Participant may be required to bear his or her pro rata share of any post-closing indemnity obligations with respect to the Award and settlement of the Award may be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the holders of Common Stock. Without limitation of the foregoing, in the case of Options and/or Stock Appreciation Rights, such settlement may, at the discretion of the Committee, include payment to one or more Participants holding such Options or Stock Appreciation Rights equal to the excess, if any, of (i) the Fair Market Value of the shares subject to each such Option or Stock Appreciation Right (whether or not such Option or Stock Appreciation Right is then vested or exercisable) as of the closing date of such Change in Control over (ii) aggregate Exercise Price or Base Price of such Option or Stock Appreciation Right. With respect to any or every Option or Stock Appreciation Right that has a per share Exercise Price or Base Price that equals or exceeds the Fair Market Value per share of Common Stock as of the closing of the Change in Control, the Committee, in its discretion, may provide for the cancellation of such Option or Stock Appreciation Right without any payment to the Participant therefor; and/or

f. The cancellation of unvested Awards (or portion thereof) in exchange for no consideration.

Unless otherwise determined by the Committee and evidenced in an Award Agreement (or as otherwise determined by the Committee), in the event of a Change in Control and either (i) an outstanding Award is not assumed or substituted in connection with the Change in Control, or (ii) an outstanding Award is assumed or substituted in connection therewith but the Participant’s Service is terminated by the Company (or its successor or affiliate) without Cause within twelve (12) months after the Change in Control, then: (A) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable, and (B) the restrictions (including exercise restrictions), deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted will lapse and such Award will be deemed fully vested, and any performance conditions on the Award will be deemed achieved based on actual performance levels as determined by the Committee. For purposes of the preceding sentence, an Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to shares of Common Stock, the award instead confers the right to receive, or otherwise relates to, common stock of the acquiring or surviving entity (with adjustment to such number of shares subject to the Award as determined by the Committee). For the avoidance of doubt, the Committee may accelerate the vesting of or waive restrictions on awards in whole or in part at any time, for any reason (subject to compliance with Section 409A of the Code, to the extent applicable to the Award).

14. General Provisions.

a. Additional Documentation. The Company may, at any time, require a Participant to execute any additional documents or instruments necessary or desirable, as determined by the Committee, to carry out the purposes or intent of any Award and/or to facilitate compliance with securities, tax and/or other regulatory requirements. Any such additional documents or instructions may, but need not be, appended to an Award Agreement.

b. Restrictions on Transfer of Awards. Except as expressly provided in the Plan or an applicable Award Agreement, or otherwise determined by the Committee, no Participant may sell, transfer, assign, pledge, donate or otherwise dispose of (including any transfer by operation of law or involuntary transfer) Awards or any interest therein for any reason during the Participant’s lifetime, and any attempt to do so shall be void and shall result in the relevant Award being forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant during his or her lifetime, but such Awards shall be transferable only to the extent specifically provided in such Participant’s Award Agreement. In the event of the death of a Participant, an Award may be transferred by will or the laws of descent or distribution. The transferee of the Participant shall, in all cases, be subject to the provisions of the Award Agreement and the terms and conditions of this Plan. Unless otherwise determined by the Committee, an Option or Stock Appreciation Right may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative.

c. Rights as a Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities (except for any Dividend Equivalent Rights permitted by an applicable Award Agreement). Except as otherwise provided for in the Plan or an Award Agreement, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive dividends or other distributions.

d. Prohibition Against Exchange and Buyout of Awards. Notwithstanding any provision of the Plan to the contrary, except in connection with a corporate transaction involving the Company (including,

without limitation, a Change in Control or any transaction or event described in Section 4(d)), the Committee shall not, without the approval of the Company’s stockholders, (i) reduce the Exercise Price of an Option or reduce the Base Price of a Stock Appreciation Right after it is granted, (ii) cancel any outstanding Option or Stock Appreciation Right in exchange for another Award, or Option or Stock Appreciation Right with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Option or Stock Appreciation Right, (iii) cancel an outstanding Option or Stock Appreciation Right when the Exercise Price or Base Price, as applicable, exceeds the Fair Market Value of a share of the Common Stock in exchange for cash or other securities, or (iv) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Common Stock is traded. Any amendment or repeal of this Section 14(d) shall require the approval of the stockholders of the Company.

e. Deferrals of Payment. To the extent permitted by Applicable Law, the Committee, in its sole discretion, may determine that the delivery of shares of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award shall or may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants (or deferred settlement or payment required by the Committee) will be made in accordance with Section 409A of the Code, if applicable, and any other Applicable Law.

f. Acceleration of Exercisability and Vesting. The Committee shall have the power and authority to accelerate the time at which an Award or any part thereof may be exercised or the time at which an Award or any part thereof will vest, notwithstanding the provisions in the Award stating the time at which an award may be exercised or the time at which it will vest. Any such acceleration shall be subject to compliance with Section 409A of the Code, to the extent applicable to the Award.

g. Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., Exercise Price, Base Price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

h. Securities Law Compliance.

(i) General. No shares of Common Stock shall be purchased, sold or otherwise issued pursuant to any Award unless and until (A) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Committee and its counsel and (B) if required to do so by the Committee, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require in its sole discretion.

(ii) Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this subsection, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

i. Tax Withholding. All Awards (including the issuance or vesting of shares or payment of cash pursuant to an Award) shall be subject to all applicable tax withholding. Prior to the delivery of any shares of Common Stock or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company will have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award. The Committee, or its delegate(s), as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and subject to limitations of Applicable Law, may require or permit a Participant to satisfy any applicable tax withholding obligations, in whole or in part by (without limitation) (A) requiring the Participant to make a cash payment, (B) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company or any Affiliate; (C) withholding from the shares of Common Stock otherwise issuable pursuant to an Award; (D) permitting the Participant to deliver to the Company already-owned shares of Common Stock, (E) withholding from the proceeds of the sale of otherwise deliverable shares of Common Stock acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company or (F) such other means as the Committee shall deem appropriate.

j. Section 409A Compliance. It is intended that this Plan and any Awards will comply with, or avoid application of, the provisions of Section 409A of the Code, and they shall be interpreted and construed on a basis consistent with that intent. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “nonqualified deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum (without interest) on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Notwithstanding the foregoing, the Company and its Affiliates and their respective employees, officers and directors shall have no liability whatsoever to a Participant nor any other Person (i) if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant, or (ii) in respect of any decision to take action to attempt to comply with Section 409A of the Code, any omission to take such action or for the failure of any action taken by the Company to so comply. Notwithstanding the foregoing, in the sole discretion of the Committee, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Participants whose awards do not satisfy the conditions for exemption under Section 409A of the Code.

k. No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise any Participant of a pending termination or expiration of any Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of any Award.

l. Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. The Plan is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be interpreted accordingly.

m. Stop Transfer Orders. All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

n. Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any of its Affiliates, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any of its Affiliates. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

o. Plan Binding on Transferees. The Plan shall be binding upon the Company, its successors, transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

p. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Plan is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the enforceability of this Plan in any other jurisdiction, but this Plan will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

q. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Affiliates operate or have Employees or other Eligible Persons, the Committee, in its sole discretion, will have the power and authority to: (i) determine which Affiliates will be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications will increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions under the Plan, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

r. No Continued Service Rights. Neither the Plan nor any Award granted hereunder shall confer on any Participant any right to continuation of the Participant’s employment or other service relationship with the Company or its Affiliates, nor shall it interfere in any way with such Participant’s right or the right of the Company or its Affiliates to terminate such relationship, with or without Cause.

s. Governing Law. All issues concerning this Plan will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

t. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

15. Amendment and Termination.

a. Amendment. The Board at any time, and form time to time, may amend the Plan in any respect that it deems necessary or advisable, subject to the limitations of Applicable Law and this Section 15. If required by Applicable Law, the Company will seek stockholder approval of any amendment of the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan (except as provided in Section 4(d) relating to adjustments upon changes in Common Stock), (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan, (iv) materially reduces the price at which Common Stock may be issued or purchased under the Plan, (v) materially extends the term of the Plan, (vi) materially expands the types of Awards available for issuance under the Plan, or (vii) as otherwise required by Applicable Law. The Committee at any time, and from time to time, may amend the terms of any one or more Awards, subject to the limitations of this Section 15.

b. Termination. The Plan shall terminate automatically on the 10th anniversary of the Effective Date. The Board at any earlier time may suspend or terminate the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Awards previously granted may extend beyond suspension or termination of the Plan. Termination of the Plan shall not affect the Board’s or the Committee’s ability to exercise the powers granted to it under the Plan with respect to Awards granted or awarded under the Plan prior to the date of such termination.

c. No Impairment. No amendment, suspension or termination of the Plan or any Award pursuant to this Section 15 may materially impair a Participant’s rights under any outstanding Award, except with the written consent of the affected Participant or as may otherwise be expressly permitted in the Plan. Notwithstanding the foregoing, subject to the limitations of Applicable Law, if any, the Committee may amend the terms of any one or more Awards without the affected Participant’s consent (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (ii) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (iii) to facilitate compliance with other Applicable Laws.

ANNUAL MEETING OF STOCKHOLDERS OF DELCATH SYSTEMS, INC. November 23, 2020
PROXY VOTING INSTRUCTIONS
COMPANY NUMBER ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/233707452 (password: delcath2020) and be sure to have your control number available.
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/23105
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
20230303030000000000 2 112320
PROPOSALS-The Board of Directors recommends a vote “FOR” Proposal 1 thru Proposal 5.
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
Proposal 1. To elect the two Class II nominees as Class II directors for a term expiring at the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified;
NOMINEES:
Proposal 2. To approve an amendment to the Company’s amended and restated certificate of incorporation to reduce the total number of authorized shares of the Company’s common stock, $0.01 par
FOR AGAINST ABSTAIN
FOR THE NOMINEES
WITHHOLD AUTHORITY FOR THE NOMINEES
O Elizabeth Czerepak Class II Director
O John Sylvester Class II Director
value, from 1,000,000,000 shares to 40,000,000 shares;
Proposal 3. To approve the Company’s 2020 Omnibus Equity Incentive Plan;
FOR AGAINST ABSTAIN
FOR ALL EXCEPT
(See instruction below)
and fill in the circle next to each nominee you wish to withhold, as shown here:
Proposal 4. To ratify the selection of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020; and
Proposal 5. To approve, on a non-binding advisory basis, the compensation of our named executive officers.
FOR AGAINST ABSTAIN
FOR AGAINST ABSTAIN
Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement relating to the Annual Meeting. The undersigned hereby revokes any proxy or proxies heretofore given with respect to the Annual Meeting. The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted, FOR Proposal 1, For Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5 and in accordance with the proxies’ discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DELCATH SYSTEMS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELCATH SYSTEMS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 23, 2020
The undersigned holder of common stock of DELCATH SYSTEMS, INC. (the “Company”), hereby constitutes and appoints Gerard Michel, John Purpura and Christine Padula, as proxies (the “proxies”) of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all of the undersigned’s shares of common stock of the Company, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held virtually at https://web.lumiagm.com/233707452 (password: delcath2020) on November 23, 2020 at 10:00 A.M., local time, and at any adjournments and postponements thereof.
IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE
14475

ANNUAL MEETING OF STOCKHOLDERS OF
DELCATH SYSTEMS, INC.
November 23, 2020
SERIES E CONVERTIBLE PREFERRED STOCK PROXY VOTING INSTRUCTIONS
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL—Sign, date and mail your proxy card in the envelope provided as COMPANY NUMBER soon as possible.
VIRTUALLY AT THE MEETING—The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet ACCOUNT NUMBER please visit https://web.lumiagm.com/233707452 (password: delcath2020) and be sure to have your control number available.
GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/23105
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
20230303030000000000 2 112320
PROPOSALS-The Board of Directors recommends a vote “FOR” Proposal 1 thru Proposal 5.
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
Proposal 1. To elect the two Class II nominees as Class II directors for a term expiring FOR AGAINST ABSTAIN at the 2023 Annual Meeting of Stockholders and until their successors are elected and Proposal 2.To approve an amendment to the Company’s amended and qualified; restated certificate of incorporation to reduce the total number of NOMINEES: authorized shares of the Company’s common stock, $0.01 par FOR THE NOMINEES O Elizabeth Czerepak Class II Director value, from 1,000,000,000 shares to 40,000,000 shares;
O John Sylvester Class II Director FOR AGAINST ABSTAIN
WITHHOLD AUTHORITY Proposal 3. To approve the Company’s 2020 Omnibus Equity Incentive Plan;
FOR THE NOMINEES
FOR ALL EXCEPT FOR AGAINST ABSTAIN (See instruction below)
Proposal 4.To ratify the selection of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” year ending December 31, 2020; and and fill in the circle next to each nominee you wish to withhold, as shown here:
FOR AGAINST ABSTAIN
Proposal 5. To approve, on a non-binding advisory basis, the compensation of our named executive officers.
Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
JOHN SMITH The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy 1234 MAIN STREET Statement relating to the Annual Meeting. The undersigned hereby revokes any proxy or proxies APT. 203 heretofore given with respect to the Annual Meeting. The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted, FOR NEW YORK, NY 10038 Proposal 1, For Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5 and in accordance with the proxies’ discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. indicate To change your the new address address on your in the account, address please space check above. the Please box at right note and that changes this method. to the registered name(s) on the account may not be submitted via
Signature of Stockholder Date: Signature of Stockholder Date:
Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full
0

DELCATH SYSTEMS, INC.
SERIES E CONVERTIBLE PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELCATH SYSTEMS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 23, 2020
The undersigned stockholder of DELCATH SYSTEMS, INC. (the “Company”), hereby constitutes and appoints Gerard Michel, John Purpura and Christine Padula, as proxies (the “proxies”) of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all of the undersigned’s shares of Series E Convertible Preferred Stock of the Company, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held virtually at https://web.lumiagm.com/233707452 (password: delcath2020) on November 23, 2020 at 10:00 A.M., local time, and at any adjournments and postponements thereof.
IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE
1. 1 14475

ANNUAL MEETING OF STOCKHOLDERS OF
DELCATH SYSTEMS, INC.
November 23, 2020
SERIES E-1 CONVERTIBLE PREFERRED STOCK PROXY VOTING INSTRUCTIONS
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL—Sign, date and mail your proxy card in the envelope provided as COMPANY NUMBER soon as possible.
VIRTUALLY AT THE MEETING—The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet ACCOUNT NUMBER please visit https://web.lumiagm.com/233707452 (password: delcath2020) and be sure to have your control number available.
GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/23105
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
20230303030000000000 2 112320
PROPOSALS-The Board of Directors recommends a vote “FOR” Proposal 1 thru Proposal 5.
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
Proposal 1. To elect the two Class II nominees as Class II directors for a term expiring FOR AGAINST ABSTAIN at the 2023 Annual Meeting of Stockholders and until their successors are elected and Proposal 2.To approve an amendment to the Company’s amended and qualified; restated certificate of incorporation to reduce the total number of NOMINEES: authorized shares of the Company’s common stock, $0.01 par FOR THE NOMINEES O Elizabeth Czerepak Class II Director value, from 1,000,000,000 shares to 40,000,000 shares;
O John Sylvester Class II Director FOR AGAINST ABSTAIN
WITHHOLD AUTHORITY Proposal 3. To approve the Company’s 2020 Omnibus Equity Incentive Plan;
FOR THE NOMINEES
FOR ALL EXCEPT FOR AGAINST ABSTAIN (See instruction below)
Proposal 4.To ratify the selection of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” year ending December 31, 2020; and and fill in the circle next to each nominee you wish to withhold, as shown here:
FOR AGAINST ABSTAIN
Proposal 5. To approve, on a non-binding advisory basis, the compensation of our named executive officers.
Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
JOHN SMITH The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy 1234 MAIN STREET Statement relating to the Annual Meeting. The undersigned hereby revokes any proxy or proxies APT. 203 heretofore given with respect to the Annual Meeting. The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted, FOR NEW YORK, NY 10038 Proposal 1, For Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5 and in accordance with the proxies’ discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. indicate To change your the new address address on your in the account, address please space check above. the Please box at right note and that changes this method. to the registered name(s) on the account may not be submitted via
Signature of Stockholder Date: Signature of Stockholder Date:
Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

DELCATH SYSTEMS, INC.
SERIES E-1 CONVERTIBLE PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELCATH SYSTEMS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 23, 2020
The undersigned stockholder of DELCATH SYSTEMS, INC. (the “Company”), hereby constitutes and appoints Gerard Michel, John Purpura and Christine Padula, as proxies (the “proxies”) of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all of the undersigned’s shares of Series E-1 Convertible Preferred Stock of the Company, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held virtually at https://web.lumiagm.com/233707452 (password: delcath2020) on November 23, 2020 at 10:00 A.M., local time, and at any adjournments and postponements thereof.
IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE
1. 1 14475